UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-4257

DWS VARIABLE SERIES I (FORMERLY SCUDDER VARIABLE SERIES I)

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, MA 02110-4103

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/05

ITEM 1.	REPORT TO STOCKHOLDERS

DECEMBER 31, 2005

ANNUAL REPORT

DWS VARIABLE SERIES I

(formerly Scudder Variable Series I)

Money Market VIP

DWS Bond VIP

DWS Growth & Income VIP

DWS Capital Growth VIP

DWS Global Opportunities VIP

DWS International VIP

DWS Health Care VIP

Contents

Performance Summary, Information About Your Portfolio's Expenses, Management Summary, Portfolio Summary, Investment Portfolio, Financial Statements and Financial Highlights for:

Click Here Money Market VIP (formerly Money Market Portfolio)

Click Here DWS Bond VIP (formerly Bond Portfolio)

Click Here DWS Growth & Income VIP (formerly Growth and Income Portfolio)

Click Here DWS Capital Growth VIP (formerly Capital Growth Portfolio)

Click Here DWS Global Opportunities VIP (formerly Global Discovery Portfolio)

Click Here DWS International VIP (fomerly International Portfolio)

Click Here DWS Health Care VIP (formerly Health Sciences Portfolio)

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Proxy Voting

Click Here Shareholder Meeting Results

Click Here Investment Management Agreement Approvals

Click Here Trustees and Officers

This report must be preceded or accompanied by a prospectus. To obtain a prospectus, call (800) 778-1482 or your financial representative. We advise you to consider the product's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the investment product. Please read the prospectus carefully before you invest.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Investments in variable portfolios involve risk. Some portfolios have more risk than others. These include portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read the prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

Information About Your Portfolio's Expenses

Money Market VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return
Beginning Account Value 7/1/05	$ 1,000.00
Ending Account Value 12/31/05	$ 1,016.00
Expenses Paid per $1,000*	$ 3.20
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/05	$ 1,000.00
Ending Account Value 12/31/05	$ 1,022.03
Expenses Paid per $1,000*	$ 3.21

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
DWS Variable Series I — Money Market VIP	.63%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2005

Money Market VIP

During the 12-month period ended December 31, 2005, the US Federal Reserve continued its recent policy of increasing short-term interest rates in an attempt to head off a resurgence in inflation. The federal funds rate1 was raised to 4.25% in eight quarter-percentage-point increments in 2005. At the end of December 2005, the one-year LIBOR rate, an industry standard for measuring one-year money market rates, was close to a four-year high, at 4.84%.

For the 12-month period ended December 31, 2005, the Portfolio provided a total return of 2.72% (unadjusted for contract charges). The 7-day current yield was 3.74% as of December 31, 2005. For the period, our strategy was to keep the Portfolio's average maturity relatively short in order to reduce risk, generally limiting our purchases to three-month-maturity issues and shorter. (Shorter-term securities are generally less risky than longer-term securities, and are therefore potentially more attractive in a difficult environment.) From time to time, when the market offered more attractive yields at longer maturities, we added some longer-term issues. During the period, we maintained a target allocation of approximately 25% to 30% in floating-rate securities. Our decision to maintain this allocation helped performance during the period. There were no significant detractors from performance. Going forward, we will continue our insistence on the highest credit quality within the Portfolio and maintain our conservative investment strategies and standards.

A group of investment professionals is responsible for the day-to-day management of the Portfolio. These investment professionals have a broad range of experience managing money market funds.

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

An investment in this Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

LIBOR, the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

The Lipper Money Market Funds category includes funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days and that intend to keep a constant net asset value. It is not possible to invest directly in a Lipper category.

1 Federal funds rate — the overnight rate charged by banks when they borrow money from each other. Set by the Federal Open Market Committee (FOMC), the fed funds rate is the most sensitive — and closely watched — indicator concerning the direction of short-term interest rates. The FOMC is a key committee within the US Federal Reserve System, and meets every six weeks to review Fed policy on short-term rates. Based on current Fed policy, the FOMC may choose to raise or lower the fed funds rate to either add liquidity to the economy or remove it.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the Portfolio over a 7-day period expressed as an annual percentage rate of the Portfolio's shares outstanding.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Money Market VIP

Asset Allocation	12/31/05	12/31/04

Commercial Paper	35%	42%
Short-Term Notes	28%	21%
Repurchase Agreements	15%	13%
Certificates of Deposit and Bank Notes	14%	9%
US Government Sponsored Agencies+	4%	13%
Funding Agreements	4%	—
Promissory Notes	—	2%
	100%	100%

+ Not backed by the full faith and credit of the US Government

Weighted Average Maturity

DWS Variable Series I — Money Market VIP	37 days	28 days
First Tier Retail Money Fund Average*	38 days	36 days

* The Portfolio is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Asset allocation and weighted average maturity is subject to change.

For more complete details about the Portfolio's holdings, see page 6. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on the 15th day of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

Money Market VIP

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 14.2%
Banco Bilbao Vizcaya Argentaria SA, 4.055%, 1/11/2006	2,000,000	1,999,823
Bank of Tokyo-Mitsubishi, 4.38%, 1/17/2006	1,500,000	1,500,000
BNP Paribas, 4.2%, 2/2/2006	1,000,000	999,828
Depfa Bank PLC, 3.22%, 2/6/2006	1,000,000	1,000,000
HBOS Treasury Services PLC, 4.25%, 2/7/2006	1,500,000	1,499,931
Toronto Dominion Bank, 3.75%, 5/16/2006	500,000	499,982
Total Certificates of Deposit and Bank Notes (Cost $7,499,564)		7,499,564

Commercial Paper** 35.3%
Atlantic Asset Securitization LLC, 4.32%, 1/19/2006	1,000,000	997,840
Atlantis One Funding Corp., 3.93%, 3/1/2006	750,000	745,169
Charta LLC, 4.34%, 1/13/2006	1,000,000	998,553
CIT Group, Inc.:
4.21%, 2/2/2006	1,500,000	1,494,387
4.21%, 2/8/2006	1,000,000	995,556
Dorada Finance, Inc., 4.42%, 3/3/2006	1,000,000	992,511
Giro Funding US Corp.:
4.14%, 1/20/2006	1,250,000	1,247,269
4.25%, 2/8/2006	1,500,000	1,493,271
Greyhawk Funding LLC, 4.23%, 2/7/2006	2,500,000	2,489,131
K2 (USA) LLC, 3.96%, 1/23/2006	500,000	498,790
Mane Funding Corp.:
4.22%, 1/17/2006	1,000,000	998,124
4.36%, 2/13/2006	1,200,000	1,193,751
Perry Global Funding LLC, Series A, 4.31%, 1/26/2006	1,000,000	997,007
Ranger Funding Co. LLC, 4.31%, 1/27/2006	1,500,000	1,495,331
RWE AG, 4.31%, 1/23/2006	1,000,000	997,366
Sanofi-Aventis, 4.37%, 2/15/2006	1,000,000	994,537
Total Commercial Paper (Cost $18,628,593)		18,628,593

US Government Sponsored Agencies 3.9%
Federal Home Loan Bank, 3.25%, 7/21/2006	500,000	498,000
Federal Home Loan Mortgage Corp., 3.83%, 6/20/2006	750,000	750,000
	Principal Amount ($)	Value ($)

Federal National Mortgage Association, 4.03%, 7/21/2006	800,000	800,000
Total US Government Sponsored Agencies (Cost $2,048,000)		2,048,000

Funding Agreements 3.8%
New York Life Insurance Co., 4.57%*, 9/19/2006 (Cost $2,000,000)	2,000,000	2,000,000

Short-Term Notes* 27.4%
American Express Credit Corp., 4.32%, 1/9/2007	1,000,000	999,891
American Honda Finance Corp.:
4.44%, 9/12/2006	1,500,000	1,500,000
4.461%, 6/22/2006	1,000,000	1,000,000
Credit Suisse:
4.02%, 9/26/2006	1,000,000	1,000,000
4.49%, 9/26/2006	1,500,000	1,500,000
Greenwich Capital Holdings, Inc., 4.33%, 6/20/2006	2,000,000	2,000,000
Links Finance LLC, 4.325%, 5/22/2006	1,500,000	1,499,941
Merrill Lynch & Co., Inc., 4.36%, 5/5/2006	1,500,000	1,500,410
Skandinaviska Enskila Banken, 4.38%, 7/18/2006	1,000,000	1,000,000
Tango Finance Corp.:
144A, 4.07%, 2/2/2006	1,000,000	1,000,000
144A, 4.08%, 9/18/2006	1,500,000	1,499,972
Total Short-Term Notes (Cost $14,500,214)		14,500,214

Repurchase Agreements 14.8%
State Street Bank and Trust Co., 3.2%, dated 12/30/2005, to be repurchased at $811,288 on 1/3/2006 (a)	811,000	811,000
The Goldman Sachs & Co., 4.33%, dated 12/30/2005, to be repurchased at $7,003,368 on 1/3/2006 (b)	7,000,000	7,000,000
Total Repurchase Agreements (Cost $7,811,000)		7,811,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $52,487,371)+	99.4	52,487,371
Other Assets and Liabilities, Net	0.6	292,026
Net Assets	100.0	52,779,397

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2005.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $52,487,371.

(a) Collateralized by $835,000 US Treasury Note, 2.5%, maturing on 5/31/2006 with a value of $830,825.

(b) Collateralized by $7,461,385 Federal Home Loan Mortgage Corp., 4.5%, maturing on 10/1/2035 with a value of $7,140,001.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at amortized cost	$ 44,676,371
Repurchase agreements, at amortized cost	7,811,000
Total investments in securities, at amortized cost	52,487,371
Interest receivable	151,757
Receivable for investments sold	1,295,798
Receivable for Portfolio shares sold	236,177
Other assets	1,438
Total assets	54,172,541
Liabilities
Due to custodian bank	1,295,745
Payable for Portfolio shares redeemed	33,129
Accrued management fee	16,984
Other accrued expenses and payables	47,286
Total liabilities	1,393,144
Net assets, at value	$ 52,779,397
Net Assets
Net assets consist of: Undistributed net investment income	3,677
Accumulated net realized gain (loss)	(2,650)
Paid-in capital	52,778,370
Net assets, at value	$ 52,779,397
Net Asset Value, offering and redemption price per share ($52,779,397 ÷ 52,769,533 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Interest	$ 1,765,872
Expenses: Management fee	199,057
Custodian and accounting fees	59,502
Auditing	19,987
Legal	19,482
Trustees' fees and expenses	4,071
Reports to shareholders	16,132
Other	5,694
Total expenses before expense reductions	323,925
Expense reductions	(2,405)
Total expenses after expense reductions	321,520
Net investment income	1,444,352
Net gain (loss) on investment transactions	(8)
Net increase (decrease) in net assets resulting from operations	$ 1,444,344

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income	$ 1,444,352	$ 544,033
Net realized gain (loss) on investment transactions	(8)	1,745
Net increase (decrease) in net assets resulting from operations	1,444,344	545,778
Distributions to shareholders from net investment income	(1,444,352)	(540,356)
Portfolio share transactions: Proceeds from shares sold	28,415,633	32,931,943
Reinvestment of distributions	1,444,352	540,356
Cost of shares redeemed	(31,796,066)	(48,506,966)
Net increase (decrease) in net assets from Portfolio transactions	(1,936,081)	(15,034,667)
Increase (decrease) in net assets	(1,936,089)	(15,029,245)
Net assets at beginning of period	54,715,486	69,744,731
Net assets at end of period (including undistributed net investment income of $3,677 and $3,677, respectively)	$ 52,779,397	$ 54,715,486
Other Information
Shares outstanding at beginning of period	54,705,614	69,740,281
Shares sold	28,415,633	32,931,943
Shares issued to shareholders in reinvestment of distributions	1,444,352	540,356
Shares redeemed	(31,796,066)	(48,506,966)
Net increase (decrease) in Portfolio shares	(1,936,081)	(15,034,667)
Shares outstanding at end of period	52,769,533	54,705,614

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (loss) from investment operations: Net investment income	.027	.009	.008	.015	.038
Less distributions from: Net investment income	(.027)	(.009)	(.008)	(.015)	(.038)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	2.72	.90	.82	1.49	3.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	55	70	101	139
Ratio of expenses before expense reductions (%)	.60	.53	.48	.43	.46[a]
Ratio of expenses after expense reductions (%)	.60	.53	.48	.43	.45[a]
Ratio of net investment income (%)	2.68	.89	.83	1.49	3.77
[a] The ratios of expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .45% and .45%, respectively.

Performance Summary December 31, 2005

DWS Bond VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment, can decline and the investor can lose principal value. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Bond VIP — Class A [] LBAB Index

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume the reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Bond VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,260	$11,360	$12,932	$16,929
	Average annual total return	2.60%	4.34%	5.28%	5.41%
LBAB Index	Growth of $10,000	$10,243	$11,126	$13,303	$18,189
	Average annual total return	2.43%	3.62%	5.87%	6.16%
DWS Bond VIP					Life of Class*
Class B	Growth of $10,000				$10,131
	Total return				1.31%
LBAB Index	Growth of $10,000				$10,155
	Total return				1.55%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on May 2, 2005. Index returns begin April 30, 2005.

Information About Your Portfolio's Expenses

DWS Bond VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,000.00	$ 997.10
Expenses Paid per $1,000*	$ 3.73	$ 5.24
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,021.48	$ 1,019.96
Expenses Paid per $1,000*	$ 3.77	$ 5.30

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Bond VIP	.74%	1.04%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2005

DWS Bond VIP

Despite several rounds of bond market speculation to the contrary, the Federal Open Market Committee has remained surprisingly consistent in their tightening regimen, raising rates 25 basis points at every meeting in 2005. The Fed target rate finished the year 2.00% higher at 4.25%. The Treasury market, for its part, has been less consistent with periods of rate volatility. Still, the flattening yield curve trend continued and intensified in 2005, even ending the year slightly inverted as measured by the 2- to 10-year Treasuries (-2 basis points). Against this backdrop, the Portfolio returned 2.60% (Class A shares, unadjusted for contract charges) for the year, outpacing the 2.43% return of its benchmark, the Lehman Brothers Aggregate Bond Index. Please see page 11 for standardized performance as of December 31, 2005.

Spread sector1 performance for the year was mixed. Credit,1 after outperforming treasuries1 every year since 2002, reversed course and underperformed by 85 basis points due largely to the meltdown in auto sector bonds.1 Our underweight strategy in autos, therefore, benefited performance, as did our holdings in insurance and utilities. Mortgage-backed securities1 also underperformed comparable treasuries. On balance, our MBS holdings detracted from returns, although our emphasis on more structured CMOs, which are less prepayment sensitive than the pass-throughs that comprise the index, fared better as volatility increased. The other high quality sectors, ABS and CMBS, delivered the best performance for the year, and our overweight to these sectors aided returns. Our allocations to plus sectors did not materially impact performance. Emerging debt, high yield and international bonds made modest contributions to performance, while currency detracted slightly.

The following members of the management team handle the day-to-day operations of the core bond and active fixed income portion of the portfolio:	The following portfolio managers are responsible for the day-to-day management of the foreign securities, foreign currencies and related investments for the portfolio:
Senior Portfolio Managers:	Portfolio Managers:
Gary W. Bartlett, CFA Warren S. Davis, III Thomas J. Flaherty J. Christopher Gagnier Daniel R. Taylor, CFA Timothy C. Vile, CFA	Brett Diment Annette Fraser Anthony Fletcher Nik Hart Stephen Ilott William T. Lissenden Ian Winship Matthew Cobon

The following portfolio manager handles the day-to-day management of the high yield portion of the portfolio.

Andrew P. Cestone
Co-Lead Portfolio Manager

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment fund, can decline and the investor can lose principal value. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this Portfolio's prospectus for specific details regarding its investments and risk profile.

1 As measured by the Lehman Brothers Aggregate Bond Index (defined below).

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume the reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep" this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Bond VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04

Commercial and Non-Agency Mortgage-Backed Securities	19%	8%
US Treasury Obligations	18%	15%
Corporate Bonds	17%	21%
Collateralized Mortgage Obligations	15%	23%
Foreign Bonds — US$ Denominated	8%	9%
Asset Backed	7%	6%
US Government Agency Sponsored Pass-Throughs	7%	6%
Municipal Bonds and Notes	5%	4%
Cash Equivalents	3%	2%
Foreign Bonds — Non US$ Denominated	1%	5%
Government National Mortgage Association	—	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	12/31/05	12/31/04

US Government & Treasury Obligations	40%	45%
AAA*	32%	21%
AA	2%	4%
A	7%	9%
BBB	12%	13%
BB or Below	7%	8%
	100%	100%
Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/05	12/31/04

Under 1 year	10%	7%
1 - 4.99 years	33%	48%
5 - 9.99 years	39%	24%
10 - 14.99 years	7%	9%
15 + years	11%	12%
	100%	100%

* Category includes cash equivalents

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's credit quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on the 15th day of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Bond VIP

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 17.0%
Consumer Discretionary 2.9%
155 East Tropicana LLC, 8.75%, 4/1/2012 (b)	10,000	9,625
Adesa, Inc., 7.625%, 6/15/2012	15,000	14,925
Auburn Hills Trust, 12.375%, 5/1/2020	70,000	104,085
AutoNation, Inc., 9.0%, 8/1/2008	15,000	16,106
Aztar Corp., 7.875%, 6/15/2014 (b)	25,000	26,188
Cablevision Systems Corp., Series B, 8.716%*, 4/1/2009	10,000	10,100
Caesars Entertainment, Inc.:
7.875%, 3/15/2010	125,000	134,375
8.875%, 9/15/2008	10,000	10,813
9.375%, 2/15/2007	10,000	10,413
Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/2022	92,000	120,538
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	400,000	437,026
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	30,000	22,800
CSC Holdings, Inc.:
7.25%, 7/15/2008	20,000	19,950
7.875%, 12/15/2007	25,000	25,438
DaimlerChrysler NA Holding Corp.:
4.75%, 1/15/2008	481,000	476,612
Series E, 4.78%*, 10/31/2008 (b)	320,000	320,179
Dex Media East LLC/Financial, 12.125%, 11/15/2012	49,000	57,330
Dura Operating Corp., Series B, 8.625%, 4/15/2012	10,000	8,250
EchoStar DBS Corp., 6.625%, 10/1/2014	10,000	9,588
Foot Locker, Inc., 8.5%, 1/15/2022	30,000	31,725
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	25,000	28,000
GSC Holdings Corp., 144A, 8.0%, 10/1/2012 (b)	20,000	18,800
Harrah's Operating Co., Inc., 5.75%, 10/1/2017	840,000	817,569
Hertz Corp., 144A, 8.875%, 1/1/2014	210,000	213,937
ITT Corp., 7.375%, 11/15/2015	10,000	10,850
Jacobs Entertainment, Inc., 11.875%, 2/1/2009	35,000	37,144
Mandalay Resort Group:
6.5%, 7/31/2009 (b)	94,000	95,057
Series B, 10.25%, 8/1/2007	15,000	15,994
Mediacom Broadband LLC, 144A, 8.5%, 10/15/2015	10,000	9,263
MGM MIRAGE:
6.0%, 10/1/2009	195,000	193,781
6.625%, 7/15/2015	70,000	69,825
8.375%, 2/1/2011 (b)	20,000	21,400
9.75%, 6/1/2007	15,000	15,806
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	20,000	21,350
NCL Corp., 10.625%, 7/15/2014	10,000	10,325
News America, Inc., 144A, 6.4%, 12/15/2035	410,000	413,254
	Principal Amount ($)(a)	Value ($)

Petro Stopping Centers, 9.0%, 2/15/2012 (b)	15,000	15,075
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	15,000	14,475
PRIMEDIA, Inc.:
8.875%, 5/15/2011	10,000	9,225
9.715%*, 5/15/2010	20,000	19,225
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	40,000	44,300
Schuler Homes, Inc., 10.5%, 7/15/2011	45,000	48,375
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	35,000	36,837
TCI Communications, Inc., 8.75%, 8/1/2015	608,000	736,710
Tele-Communications, Inc., 10.125%, 4/15/2022	168,000	229,838
Time Warner, Inc.:
6.625%, 5/15/2029	105,000	104,852
7.625%, 4/15/2031	845,000	941,033
TRW Automotive, Inc., 11.0%, 2/15/2013	25,000	28,062
United Auto Group, Inc., 9.625%, 3/15/2012	20,000	21,050
		6,107,478
Consumer Staples 0.1%
Alliance One International, Inc., 144A, 11.0%, 5/15/2012	15,000	13,200
Delhaize America, Inc.:
8.05%, 4/15/2027	10,000	10,260
9.0%, 4/15/2031	10,000	11,756
Harry & David Holdings, Inc., 9.41%*, 3/1/2012	10,000	10,075
Swift & Co.:
10.125%, 10/1/2009	10,000	10,325
12.5%, 1/1/2010	15,000	15,788
Viskase Co., Inc., 11.5%, 6/15/2011	30,000	31,950
		103,354
Energy 1.5%
Chaparral Energy, Inc., 144A, 8.5%, 12/1/2015	20,000	20,700
Chesapeake Energy Corp.:
6.375%, 6/15/2015	180,000	180,000
6.625%, 1/15/2016	115,000	116,437
6.875%, 1/15/2016	20,000	20,500
Dynegy Holdings, Inc., 144A, 9.875%, 7/15/2010	55,000	60,294
El Paso Production Holding Corp., 7.75%, 6/1/2013	15,000	15,563
Energy Transfer Partners LP:
144A, 5.65%, 8/1/2012	230,000	227,364
5.95%, 2/1/2015	180,000	179,367
Enterprise Products Operating LP:
Series B, 5.0%, 3/1/2015	125,000	119,073
7.5%, 2/1/2011	347,000	377,510
Frontier Oil Corp., 6.625%, 10/1/2011	10,000	10,200
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	15,000	15,000
Sempra Energy, 4.621%, 5/17/2007	760,000	754,614
	Principal Amount ($)(a)	Value ($)

Southern Natural Gas, 8.875%, 3/15/2010	20,000	21,374
Stone Energy Corp.:
6.75%, 12/15/2014	35,000	33,162
8.25%, 12/15/2011	20,000	20,650
Tri-State Generation & Transmission Association, 144A, 6.04%, 1/31/2018	880,000	906,039
Williams Companies, Inc.:
8.125%, 3/15/2012	65,000	70,850
8.75%, 3/15/2032	15,000	17,400
		3,166,097
Financials 7.2%
American General Finance Corp.:
2.75%, 6/15/2008	1,145,000	1,084,017
Series I, 4.875%, 5/15/2010	105,000	104,098
AmeriCredit Corp., 9.25%, 5/1/2009	35,000	36,838
Ashton Woods USA LLC, 144A, 9.5%, 10/1/2015	20,000	18,025
ASIF Global Finance XVIII, 144A, 3.85%, 11/26/2007	1,101,000	1,079,739
Downey Financial Corp., 6.5%, 7/1/2014	365,000	366,170
Duke Capital LLC, 4.302%, 5/18/2006	237,000	236,436
E*TRADE Financial Corp.:
144A, 7.375%, 9/15/2013 (b)	10,000	10,125
8.0%, 6/15/2011	30,000	31,200
Erac USA Finance Co.:
144A, 5.6%, 5/1/2015	455,000	453,111
144A, 8.0%, 1/15/2011	330,000	368,688
ERP Operating LP, 6.95%, 3/2/2011	305,000	327,354
Farmers Exchange Capital, 144A, 7.2%, 7/15/2048	385,000	400,753
Ford Motor Credit Co.:
6.5%, 1/25/2007	942,000	911,357
6.875%, 2/1/2006	1,561,000	1,557,644
7.25%, 10/25/2011	55,000	47,512
7.375%, 10/28/2009	50,000	44,344
General Motors Acceptance Corp.:
4.375%, 12/10/2007	98,000	87,083
5.22%*, 3/20/2007	15,000	14,168
6.125%, 9/15/2006 (b)	100,000	97,136
6.125%, 2/1/2007	757,000	722,668
6.125%, 8/28/2007	985,000	913,072
6.15%, 4/5/2007	95,000	89,732
6.875%, 9/15/2011	25,000	22,799
8.0%, 11/1/2031 (b)	130,000	124,525
H&E Equipment/Finance, 11.125%, 6/15/2012	15,000	16,575
HSBC Bank USA, 5.625%, 8/15/2035	306,000	299,292
HSBC Finance Capital Trust IX, 5.911%, 11/30/2035	600,000	605,104
ILFC E-Capital Trust I, 144A, 5.9%, 12/21/2065	1,085,000	1,089,263
JPMorgan Chase Capital XV, 5.875%, 3/15/2035	45,000	44,740
JPMorgan Chase XVII, 5.85%, 8/1/2035 (b)	60,000	59,364
Merrill Lynch & Co., Inc., Series C, 4.79%, 8/4/2010	317,000	313,434
NLV Financial Corp., 144A, 6.5%, 3/15/2035	734,000	709,913
	Principal Amount ($)(a)	Value ($)

Ohio Casualty Corp., 7.3%, 6/15/2014	125,000	134,352
Pennsylvania Mutual Life Insurance Co., 144A, 6.65%, 6/15/2034	505,000	564,406
Poster Financial Group, Inc., 8.75%, 12/1/2011	20,000	20,600
PXRE Capital Trust I, 8.85%, 2/1/2027	30,000	29,475
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	40,000	45,100
Reinsurance Group of America, Inc., 6.75%, 12/15/2065	440,000	443,904
Simon Property Group LP, 144A, 5.75%, 12/1/2015	225,000	228,321
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	30,000	23,850
Triad Acquisition Corp., 144A, 11.125%, 5/1/2013	10,000	9,900
UGS Corp., 10.0%, 6/1/2012	15,000	16,350
Universal City Development, 11.75%, 4/1/2010	25,000	28,031
Verizon Global Funding Corp., 7.75%, 12/1/2030	180,000	213,958
ZFS Finance USA Trust I:
144A, 6.15%, 12/15/2065	500,000	503,634
144A, 6.45%, 12/15/2065	500,000	506,950
		15,055,110
Health Care 0.0%
HEALTHSOUTH Corp., 10.75%, 10/1/2008 (b)	30,000	30,000
Tenet Healthcare Corp., 144A, 9.25%, 2/1/2015	25,000	24,812
		54,812
Industrials 2.1%
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	25,000	27,063
America West Airlines, Inc., Series 99-1, 7.93%, 1/2/2019	252,105	269,324
BAE System 2001 Asset Trust, "B", Series 2001, 144A, 7.156%, 12/15/2011	367,547	385,117
Beazer Homes USA, Inc.:
8.375%, 4/15/2012	40,000	41,600
8.625%, 5/15/2011	15,000	15,675
Browning-Ferris Industries:
7.4%, 9/15/2035	25,000	22,125
9.25%, 5/1/2021	10,000	10,300
Case New Holland, Inc., 9.25%, 8/1/2011	25,000	26,750
Centex Corp., 5.45%, 8/15/2012	655,000	643,836
Cenveo Corp., 7.875%, 12/1/2013	15,000	14,475
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010 (b)	10,000	8,800
Columbus McKinnon Corp., 10.0%, 8/1/2010	7,000	7,753
Compression Polymers Corp.:
144A, 10.5%, 7/1/2013	25,000	24,250
144A, 11.46%*, 7/1/2012	15,000	14,700
D.R. Horton, Inc., 5.375%, 6/15/2012	995,000	961,817
Dana Corp., 7.0%, 3/1/2029 (b)	20,000	14,350
DRS Technologies, Inc., 6.875%, 11/1/2013	10,000	9,563
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	25,000	26,625
	Principal Amount ($)(a)	Value ($)

K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2015	345,000	324,682
6.25%, 1/15/2016	25,000	23,196
8.875%, 4/1/2012	20,000	20,782
Kansas City Southern, 9.5%, 10/1/2008	35,000	37,887
Millennium America, Inc., 9.25%, 6/15/2008	30,000	32,362
Northwest Airlines Corp., Series 02-1, 6.264%, 11/20/2021	1,196,370	1,217,677
Securus Technologies, Inc., 11.0%, 9/1/2011 (b)	20,000	17,000
Ship Finance International Ltd., 8.5%, 12/15/2013	15,000	14,025
Standard Pacific Corp., 6.5%, 8/15/2010	130,000	123,987
Technical Olympic USA, Inc.:
7.5%, 3/15/2011 (b)	20,000	17,825
10.375%, 7/1/2012	15,000	14,756
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	10,000	11,075
United Rentals North America, Inc., 7.0%, 2/15/2014	15,000	14,025
Xerox Capital Trust I, 8.0%, 2/1/2027	15,000	15,450
		4,408,852
Information Technology 0.2%
Activant Solutions, Inc.:
10.5%, 6/15/2011	15,000	16,425
144A, 10.054%*, 4/1/2010	15,000	15,469
L-3 Communications Corp.:
5.875%, 1/15/2015	70,000	67,900
144A, 6.375%, 10/15/2015	10,000	9,975
7.625%, 6/15/2012	145,000	152,612
Lucent Technologies, Inc., 6.45%, 3/15/2029	35,000	30,013
Sanmina-SCI Corp.:
6.75%, 3/1/2013 (b)	25,000	23,781
10.375%, 1/15/2010	28,000	30,940
		347,115
Materials 0.5%
ARCO Chemical Co., 9.8%, 2/1/2020	45,000	50,512
Caraustar Industries, Inc., 9.875%, 4/1/2011 (b)	20,000	20,400
Dayton Superior Corp., 10.75%, 9/15/2008	20,000	19,300
GEO Specialty Chemicals, Inc., 12.565%*, 12/31/2009	48,000	39,840
Georgia-Pacific Corp.:
8.0%, 1/15/2024 (b)	25,000	23,875
8.875%, 5/15/2031	435,000	436,087
Huntsman LLC, 11.625%, 10/15/2010	21,000	23,914
IMC Global, Inc., 10.875%, 8/1/2013	30,000	34,462
International Steel Group, Inc., 6.5%, 4/15/2014	15,000	15,000
Massey Energy Co.:
6.625%, 11/15/2010	10,000	10,163
144A, 6.875%, 12/15/2013	10,000	10,088
Omnova Solutions, Inc., 11.25%, 6/1/2010	50,000	52,125
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	20,000	21,400
	Principal Amount ($)(a)	Value ($)

Pliant Corp., 11.625%, 6/15/2009 (PIK)	7	7
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	11,000	12,059
TriMas Corp., 9.875%, 6/15/2012	20,000	16,500
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	10,000	8,663
United States Steel Corp., 9.75%, 5/15/2010	20,000	21,750
Weyerhaeuser Co.:
7.125%, 7/15/2023	100,000	105,724
7.375%, 3/15/2032	76,000	84,490
		1,006,359
Telecommunication Services 0.5%
AirGate PCS, Inc., 7.9%*, 10/15/2011	25,000	25,813
Anixter International, Inc., 5.95%, 3/1/2015	153,000	138,454
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	620,000	625,584
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	15,000	15,600
8.375%, 1/15/2014 (b)	15,000	14,756
Insight Midwest LP, 9.75%, 10/1/2009	25,000	25,750
LCI International, Inc., 7.25%, 6/15/2007	15,000	15,075
MCI, Inc., 8.735%, 5/1/2014	50,000	55,312
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	60,000	63,319
Nextel Partners, Inc., 8.125%, 7/1/2011	30,000	32,063
Qwest Corp.:
7.25%, 9/15/2025	25,000	24,875
144A, 7.741%*, 6/15/2013	15,000	16,181
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	10,000	9,275
		1,062,057
Utilities 2.0%
AES Corp., 144A, 8.75%, 5/15/2013	35,000	38,106
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	35,000	39,462
CC Funding Trust I, 6.9%, 2/16/2007	758,000	772,580
CMS Energy Corp.:
8.5%, 4/15/2011	20,000	21,775
9.875%, 10/15/2007	25,000	26,750
Consumers Energy Co., Series F, 4.0%, 5/15/2010	980,000	930,661
DPL, Inc., 6.875%, 9/1/2011	22,000	23,183
Entergy Louisiana, Inc., 6.3%, 9/1/2035	180,000	176,219
NorthWestern Corp., 5.875%, 11/1/2014	10,000	10,019
NRG Energy, Inc., 8.0%, 12/15/2013	30,000	33,450
Progress Energy, Inc., 6.75%, 3/1/2006	1,400,000	1,404,396
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	45,000	49,500
TXU Corp., Series 0, 4.8%, 11/15/2009	498,000	479,012
	Principal Amount ($)(a)	Value ($)

TXU Energy Co., 7.0%, 3/15/2013	235,000	250,431
		4,255,544
Total Corporate Bonds (Cost $36,248,086)		35,566,778

Foreign Bonds — US$ Denominated 7.5%
Consumer Discretionary 0.2%
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	24,000	26,280
Royal Caribbean Cruises Ltd., 8.75%, 2/2/2011	350,000	395,500
Shaw Communications, Inc., 8.25%, 4/11/2010	15,000	16,106
		437,886
Energy 0.0%
Secunda International Ltd., 12.15%*, 9/1/2012	15,000	15,750
Financials 2.6%
Banco Do Estado De Sao Paulo, 144A, 8.7%, 9/20/2049	135,000	139,050
BNP Paribas SA, 144A, 5.186%, 6/29/2049	40,000	38,805
Chuo Mitsui Trust & Banking Co., Ltd, 144A, 5.506%, 12/29/2049	670,000	649,238
DBS Capital Funding Corp., 144A, 7.657%, 3/31/2049	181,000	200,268
Doral Financial Corp., 5.004%*, 7/20/2007	30,000	29,161
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	1,330,000	1,306,762
Mizuho Financial Group, (Cayman), 8.375%, 12/29/2049	1,320,000	1,430,220
Nordea Bank AB, 144A, 5.424%, 12/29/2049	505,000	500,595
Royal Bank of Scotland Group PLC, Series 1, 9.118%, 3/31/2049	364,000	416,999
SPI Electricity & Gas Australia Holdings Property Ltd., 144A, 6.15%, 11/15/2013	635,000	677,860
		5,388,958
Health Care 0.0%
Biovail Corp., 7.875%, 4/1/2010 (b)	20,000	20,725
Industrials 1.0%
Grupo Transportacion Ferroviaria Mexicana SA de CV:
144A, 9.375%, 5/1/2012	15,000	16,425
10.25%, 6/15/2007	40,000	42,200
12.5%, 6/15/2012	30,000	34,200
LeGrand SA, 8.5%, 2/15/2025	25,000	30,062
Stena AB, 9.625%, 12/1/2012	10,000	10,863
Tyco International Group SA:
6.375%, 10/15/2011	960,000	997,051
6.75%, 2/15/2011	996,000	1,047,183
7.0%, 6/15/2028	36,000	39,603
		2,217,587
Materials 1.0%
Alcan, Inc., 5.75%, 6/1/2035	79,000	76,920
Cascades, Inc., 7.25%, 2/15/2013	30,000	27,300
Celulosa Arauco y Constitucion SA, 5.625%, 4/20/2015	385,000	382,191
ISPAT Inland ULC, 9.75%, 4/1/2014	21,000	23,783
Novelis, Inc.:
144A, 7.5%, 2/15/2015	35,000	32,638
	Principal Amount ($)(a)	Value ($)

Series WI, 7.5%, 2/15/2015	10,000	9,325
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	10,000	10,725
Sociedad Concesionaria Autopista Central, 144A, 6.223%, 12/15/2026	1,365,000	1,433,018
Tembec Industries, Inc.:
8.5%, 2/1/2011	25,000	13,875
8.625%, 6/30/2009	30,000	17,100
Vale Overseas Ltd., 8.25%, 1/17/2034	146,000	168,082
		2,194,957
Sovereign Bonds 1.3%
Aries Vermogensverwaltung GmbH, Series C, Series REG S, 9.6%, 10/25/2014	250,000	322,372
Government of Ukraine, Series REG S, 7.65%, 6/11/2013	100,000	107,910
Republic of Argentina:
Zero Coupon, 12/15/2035	536,083	27,876
Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	180,000	59,400
8.28%, 12/31/2033 (PIK)	127,926	106,499
Republic of Bulgaria, 8.25%, 1/15/2015	640,000	772,864
Republic of Ecuador, Series REG S, 9.375%, 12/15/2015	100,000	93,250
Republic of Philippines:
9.375%, 1/18/2017	70,000	80,150
10.625%, 3/16/2025	60,000	76,200
Republic of Turkey, 7.25%, 3/15/2015 (b)	15,000	15,788
Republic of Venezuela:
7.65%, 4/21/2025	90,000	91,913
10.75%, 9/19/2013	60,000	73,800
Russian Federation, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	150,000	169,335
Russian Ministry of Finance, Series V, 3.0%, 5/14/2008	300,000	284,520
State of Qatar, Series REG S, 9.75%, 6/15/2030	260,000	396,578
United Mexican States, 8.375%, 1/14/2011	40,000	45,600
		2,724,055
Telecommunication Services 1.0%
British Telecommunications PLC, 8.875%, 12/15/2030	540,000	722,489
Embratel, Series B, 11.0%, 12/15/2008	10,000	11,325
Intelsat Bermuda Ltd., 144A, 8.695%*, 1/15/2012	10,000	10,162
Mobifon Holdings BV, 12.5%, 7/31/2010	60,000	69,600
Nortel Networks Ltd., 6.125%, 2/15/2006	60,000	60,000
Telecom Italia Capital:
4.0%, 1/15/2010	175,000	166,678
4.95%, 9/30/2014	370,000	353,383
5.25%, 11/15/2013	445,000	436,667
Telefonos de Mexico SA de CV, 4.75%, 1/27/2010	235,000	230,864
		2,061,168
	Principal Amount ($)(a)	Value ($)

Utilities 0.4%
Scottish Power PLC, 5.81%, 3/15/2025	745,000	755,636
Total Foreign Bonds — US$ Denominated (Cost $15,655,489)		15,816,722

Foreign Bonds — Non-US$ Denominated 1.4%
Financials 0.1%
European Investment Bank, 10.0%, 1/28/2011 TRY	210,000	155,265
Sovereign Bonds 1.3%
Government of Malaysia, 4.305%, 2/27/2009 MYR	3,901,208	1,053,763
Mexican Bonds:
Series MI-10, 8.0%, 12/19/2013 MXN	10,412,600	965,510
Series M-20, 8.0%, 12/7/2023 MXN	4,510,000	399,103
Series MI-10, 9.5%, 12/18/2014 MXN	1,000,000	101,208
Republic of Argentina:
Zero Coupon, 12/15/2035 ARS	1,246,291	19,898
5.83%, 12/31/2033 (PIK) ARS	420,000	162,375
Republic of Uruguay, 17.75%, 2/4/2006 UYU	6,500,000	127,276
		2,829,133
Total Foreign Bonds — Non-US$ Denominated (Cost $2,758,368)		2,984,398

Asset Backed 6.9%
Automobile Receivables 0.8%
Drive Auto Receivables Trust, "A2", Series 2005-2, 144A, 4.12%, 1/15/2010	460,000	454,563
MMCA Automobile Trust:
"A4", Series 2002-3, 3.57%, 8/17/2009	101,032	100,771
"A4", Series 2002-2, 4.3%, 3/15/2010	639,371	637,499
"B", Series 2002-1, 5.37%, 1/15/2010	236,900	236,270
Onyx Acceptance Owner Trust, "A3", Series 2003-D, 2.4%, 12/15/2007	292,011	291,240
		1,720,343
Home Equity Loans 6.0%
Aegis Asset Backed Securities Trust, "N1", Series 2005-5N, 144A, 4.5%, 12/25/2023	699,180	693,499
Bear Stearns Asset Backed Securities NIM, "A1", Series 2005-HE2N, 144A, 5.0%, 2/25/2035	206,138	205,719
Credit-Based Asset Servicing and Securities, "AV2", Series 2005-CB5, 4.639%*, 8/25/2035	788,000	787,991
First Franklin Mortgage Loan NIM, "N4", Series 2004-FFH2, 144A, 5.926%, 8/25/2034	750,000	755,625
Merrill Lynch Mortgage Investors, Inc., "A1A", Series 2005-NCB, 5.451%, 7/25/2036	756,376	756,035
	Principal Amount ($)(a)	Value ($)

New Century Home Equity Loan Trust, "A2", Series 2005-A, 4.461%, 8/25/2035	1,120,000	1,106,537
Park Place Securities NIM Trust, "A", Series 2004-WHQ2, 144A, 4.0%, 2/25/2035	137,266	136,908
Popular ABS Mortgage Pass-Through Trust, "A1", Series 2005-6, 5.5%, 1/25/2036	1,877,000	1,877,000
Renaissance Home Equity Loan Trust:
"AF3", Series 2004-2, 4.464%, 7/25/2034	820,000	811,926
"AF6", Series 2005-2, 4.781%, 8/25/2035	147,000	140,992
Renaissance NIM Trust:
"NOTE", Series 2004-C, 144A, 4.458%, 12/25/2034	163,380	162,870
"NOTE", Series 2004-D, 144A, 4.459%, 2/25/2035	724,847	721,527
Residential Asset Mortgage Products, Inc.:
"A3", Series 2003-RZ4, 3.38%, 2/25/2030	784,602	779,367
"AI3", Series 2004-RS4, 4.003%, 1/25/2030	1,032,243	1,025,987
Residential Asset Securities Corp., "AI6", Series 2000-KS1, 7.905%, 2/25/2031	1,003,029	1,007,635
Terwin Mortgage Trust, "AF2", Series 2005-14HE, 4.85%, 8/25/2036	1,525,000	1,510,227
		12,479,845
Industrials 0.1%
Northwest Airlines, Inc., "G", Series 1999-3, 7.935%, 4/1/2019	155,272	157,087
Total Asset Backed (Cost $14,526,792)		14,357,275

Convertible Bond 0.0%
Consumer Discretionary
HIH Capital Ltd., 144A, Series DOM, 7.5%, 9/25/2006 (Cost $9,969)	10,000	9,900

US Government Agency Sponsored Pass-Throughs 6.9%
Federal Home Loan Mortgage Corp.:
5.0%, 2/1/2034 (g)	995,000	962,973
5.5%, with various maturities from 11/15/2016 until 8/1/2024	2,321,398	2,334,721
Federal National Mortgage Association:
4.5%, with various maturities from 7/1/2018 until 6/1/2034 (g)	2,387,617	2,270,961
5.0%, with various maturities from 3/1/2025 until 5/1/2034	2,679,623	2,612,887
5.5%, with various maturities from 7/1/2023 until 3/1/2035	2,060,171	2,052,728
6.0%, with various maturities from 3/1/2025 until 10/1/2035	1,759,715	1,772,525
6.31%, 6/1/2008	1,700,000	1,734,235
6.5%, with various maturities from 3/1/2017 until 6/1/2017	528,203	542,693
	Principal Amount ($)(a)	Value ($)

8.0%, 9/1/2015	61,899	66,101
Total US Government Agency Sponsored Pass-Throughs (Cost $14,508,233)		14,349,824

Commercial and Non-Agency Mortgage-Backed Securities 19.2%
Adjustable Rate Mortgage Trust, "3A31", Series 2005-10, 5.437%, 1/25/2036	820,000	814,625
American Home Mortgage Investment Trust, "5A3", Series 2005-2, 5.077%, 9/25/2035	1,050,000	1,034,958
Banc of America Mortgage Securities:
"2A6", Series 2004-F, 4.156%*, 7/25/2034	1,180,000	1,155,868
"2A8", Series 2003-J, 4.209%*, 11/25/2033	820,000	805,156
"2A6", Series 2004-G, 4.657%*, 8/25/2034	825,000	816,089
Bear Stearns Adjustable Rate Mortgage Trust, "2A3", Series 2005-4, 4.45%*, 8/25/2035	580,000	563,281
Chase Commercial Mortgage Securities Corp., "A2", Series 1996-2, 6.9%, 11/19/2028	300,393	299,905
Citigroup Mortgage Loan Trust, Inc.:
"1A3", Series 2004-NCM1, 6.75%, 7/25/2034	441,032	452,057
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	955,864	984,241
Commercial Mortgage Asset Trust, "A2", Series 1999-C1, 6.585%, 1/17/2032	796,266	804,882
Countrywide Alternative Loan Trust:
"1A1", Series 2004-2CB, 4.25%, 3/25/2034	700,170	691,431
"A1", Series 2004-1T1, 5.0%, 2/25/2034	774,775	766,830
"A2", Series 2002-18, 5.25%, 2/25/2033	1,209,097	1,205,196
"A2", Series 2003-21T1, 5.25%, 12/25/2033	910,627	907,983
"A2", Series 2004-1T1, 5.5%, 2/25/2034	514,557	514,090
"4A3", Series 2005-43, 5.763%, 10/25/2035	702,387	703,050
"A1", Series 2004-35T2, 6.0%, 2/25/2035	869,910	872,271
CS First Boston Mortgage Securities Corp.:
"AMFX", Series 2005-C2, 4.877%, 4/15/2037	840,000	818,615
"AM", Series 2005-C5, 5.1%, 8/15/2038	1,154,000	1,143,103
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	442,670	452,475
GMAC Mortgage Corp. Loan Trust, "A2", Series 2003-GH2, 3.69%, 7/25/2020	405,939	403,881
Greenwich Capital Commercial Funding Corp., "AM", Series 2005-GG5, 5.277%, 4/10/2037	840,000	844,448
GS Mortgage Securities Corp. II, "AJ", Series 2005-GG4, 4.782%, 7/10/2039	1,501,000	1,443,927
	Principal Amount ($)(a)	Value ($)

GSR Mortgage Loan Trust, "4A5", Series 2005-AR6, 4.556%*, 9/25/2035	845,000	824,482
Harborview Mortgage Loan Trust, "3A1B", Series 2004-10, 5.097%, 1/19/2035	521,912	522,205
JPMorgan Chase Commercial Mortgage Securities, "B", Series 2005-CB12, 5.014%, 9/12/2037	835,000	817,654
JPMorgan Mortgage Trust, "2A1", Series 2005-A8, 4.969%, 11/25/2035	758,479	752,810
Master Alternative Loans Trust:
"5A1", Series 2005-1, 5.5%, 1/25/2020	1,180,188	1,182,299
"3A1", Series 2004-5, 6.5%, 6/25/2034	109,198	111,109
"5A1", Series 2005-2, 6.5%, 12/25/2034	231,355	233,253
"8A1", Series 2004-3, 7.0%, 4/25/2034	134,538	135,689
Master Asset Securitization Trust:
"8A1", Series 2003-6, 5.5%, 7/25/2033	645,411	634,520
"2A7", Series 2003-9, 5.5%, 10/25/2033	647,951	641,052
RAAC Series, "2A5", Series 2005-SP1, 5.25%, 9/25/2034	1,150,000	1,149,007
Residential Accredit Loans, Inc., "CB", Series 2004-QS2, 5.75%, 2/25/2034	838,429	832,927
Residential Asset Securitization Trust, "A1", Series 2003-A11, 4.25%, 11/25/2033	36,650	36,542
Structured Adjustable Rate Mortgage Loan:
"6A3", Series 2005-21, 5.4%, 11/25/2035	740,000	735,149
"5A1", Series 2005-18, 5.608%*, 9/25/2035	770,569	773,314
"1A1", Series 2005-17, 5.729%, 8/25/2035	1,379,073	1,383,235
Structured Asset Securities Corp., "2A1", Series 2003-1, 6.0%, 2/25/2018	16,053	16,197
Wachovia Bank Commercial Mortgage Trust:
"AMFX", Series 2005-C20, 5.179%, 7/15/2042	1,550,000	1,540,295
"A4", Series 2005-C21, 5.195%, 10/15/2044	1,220,000	1,230,064
Washington Mutual:
"A6", Series 2004-AR7, 3.946%*, 7/25/2034	740,000	715,858
"A6", Series 2003-AR11, 3.985%, 10/25/2033	740,000	718,591
"A6", Series 2003-AR10, 4.067%*, 10/25/2033	1,130,000	1,104,317
"A7", Series 2004-AR9, 4.181%*, 8/25/2034	737,000	721,855
"2A1", Series 2002-S8, 4.5%, 1/25/2018	209,967	208,710
"A1", Series 2005-AR3, 4.65%, 3/25/2035	617,552	608,058
"1A6", Series 2005-AR12, 4.844%, 10/25/2035	1,540,000	1,515,266
"1A1", Series 2005-AR14, 5.082%, 12/25/2035	790,485	785,556
"1A3", Series 2005-AR16, 5.132%, 12/25/2035	825,000	814,358
	Principal Amount ($)(a)	Value ($)

Wells Fargo Mortgage Backed Securities Trust:
"2A17", Series 2005-AR10, 3.5%*, 6/25/2035	190,000	182,873
"B1", Series 2005-AR12, 4.326%*, 7/25/2035	768,185	738,832
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $40,593,836)		40,164,439

Collateralized Mortgage Obligations 14.9%
Fannie Mae Whole Loan:
"2A3", Series 2003-W15, 4.71%, 8/25/2043	8,138	8,114
"1A1", Series 2004-W15, 6.0%, 8/25/2044	750,550	758,489
Federal Home Loan Mortgage Corp.:
"NR", Series 2638, 4.0%, 2/15/2020	1,185,000	1,172,686
"KB", Series 2552, 4.25%, 6/15/2027	1,104,517	1,096,009
"LC", Series 2682, 4.5%, 7/15/2032	570,000	539,382
"PC", Series 3026, 4.5%, 1/15/2034	450,000	418,358
"MD", Series 3057, 4.5%, 8/15/2034	570,000	531,164
"WJ", Series 2557, 5.0%, 7/15/2014	895,000	894,433
"OL", Series 2840, 5.0%, 11/15/2022	1,335,000	1,331,708
"PE", Series 2721, 5.0%, 1/15/2023	2,425,000	2,327,316
"EW", Series 2545, 5.0%, 3/15/2029	702,439	700,535
"PD", Series 2844, 5.0%, 12/15/2032	1,580,000	1,522,725
"EG", Series 2836, 5.0%, 12/15/2032	1,580,000	1,522,484
"PD", Series 2783, 5.0%, 1/15/2033	761,000	735,348
"TE", Series 2780, 5.0%, 1/15/2033	1,150,000	1,111,014
"NE", Series 2802, 5.0%, 2/15/2033	1,580,000	1,526,355
"PD", Series 2893, 5.0%, 2/15/2033	800,000	769,635
"OG", Series 2889, 5.0%, 5/15/2033	685,000	661,196
"PE", Series 2898, 5.0%, 5/15/2033	335,000	322,242
"ND", Series 2950, 5.0%, 6/15/2033	1,140,000	1,095,654
"BG", Series 2869, 5.0%, 7/15/2033	185,000	178,058
"PD", Series 2939, 5.0%, 7/15/2033	535,000	514,259
"KD", Series 2915, 5.0%, 9/15/2033	1,140,000	1,096,419
"HD", Series 3056, 5.0%, 2/15/2034	845,000	810,428
"ND", Series 3036, 5.0%, 5/15/2034	855,000	821,050
"KG", Series 2987, 5.0%, 12/15/2034	1,470,000	1,411,549
"CH", Series 2390, 5.5%, 12/15/2016	200,000	202,073
	Principal Amount ($)(a)	Value ($)

"Z", Series 2173, 6.5%, 7/15/2029	872,572	902,424
Federal National Mortgage Association:
"WB", Series 2003-106, 4.5%, 10/25/2015	1,290,000	1,278,779
"PE", Series 2005-44, 5.0%, 7/25/2033	300,000	287,821
"ME", Series 2005-14, 5.0%, 10/25/2033	1,525,000	1,463,841
"EG", Series 2005-22, 5.0%, 11/25/2033	750,000	719,808
"OG", Series 2001-69, 5.5%, 12/25/2016	750,000	761,142
"PG", Series 2002-3, 5.5%, 2/25/2017	500,000	507,765
"QC", Series 2002-11, 5.5%, 3/25/2017	290,000	294,233
"MC", Series 2002-56, 5.5%, 9/25/2017	508,929	514,260
"VD", Series 2002-56, 6.0%, 4/25/2020	78,128	78,441
"PM", Series 2001-60, 6.0%, 3/25/2030	91,065	91,163
"ZQ", Series G92-9, 7.0%, 12/25/2021	201,327	203,509
Government National Mortgage Association, "KA", Series 2002-5, 6.0%, 8/16/2026	110,419	110,458
Total Collateralized Mortgage Obligations (Cost $31,683,958)		31,292,327

Municipal Bonds and Notes 4.8%
California, Statewide Communities Development Authority Revenue, Series A-1, 4.0%, 11/15/2006 (c)	750,000	744,105
Clark-Pleasant, IN, General Obligation, Community School Corp., 5.7%, 1/5/2026 (c)	1,190,000	1,219,643
Hoboken, NJ, Core City General Obligation, 6.5%, 4/1/2026 (c)	1,900,000	2,176,488
Illinois, State General Obligation, 4.95%, 6/1/2023	195,000	191,334
Jicarilla, NM, Apache Nation Revenue, 144A, 3.85%, 12/1/2008	680,000	659,178
Jicarilla, NM, Sales & Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	670,000	672,647
Los Angeles, CA, Community Redevelopment Agency, Financing Authority Revenue, Bunker Hill Project, Series B, 4.99%, 12/1/2012 (c)	680,000	682,101
Trenton, NJ, Core City General Obligation, School District Revenue, 4.7%, 4/1/2013 (c)	745,000	731,046
Union County, NJ, Improvement Authority, Student Loan Revenue, 5.29%, 4/1/2018 (c)	940,000	948,620
Virgin Islands, Port Authority Marine Revenue, Series B, 5.08%, 9/1/2013 (c)	1,420,000	1,428,406
Washington, State Economic Development Finance Authority Revenue, CSC Tacoma LLC Project, Series A, 3.8%, 10/1/2011 (c)	550,000	523,270
Total Municipal Bonds and Notes (Cost $9,709,148)		9,976,838
	Principal Amount ($)(a)	Value ($)

US Treasury Obligations 18.2%
US Treasury Bonds:
6.0%, 2/15/2026 (b)	4,473,000	5,274,647
7.5%, 11/15/2016	405,000	508,718
US Treasury Notes:
3.0%, 12/31/2006	1,790,000	1,764,758
3.0%, 2/15/2008	700,000	680,285
3.375%, 2/15/2008 (b)	4,000,000	3,917,656
4.75%, 5/15/2014 (b)	2,860,000	2,929,601
5.0%, 2/15/2011	940,000	968,163
5.0%, 8/15/2011 (b)	20,397,000	21,052,105
5.75%, 8/15/2010	970,000	1,026,191
Total US Treasury Obligations (Cost $38,316,136)		38,122,124
	Shares	Value ($)

Preferred Stock 0.2%
Axis Capital Holdings Ltd., Series B, 7.5%	1,700	176,906
Farm Credit Bank of Texas, Series 1	164,000	179,874
Markel Capital Trust I, Series B, 8.71%	88,000	94,588
Total Preferred Stocks (Cost $440,359)		451,368
	Units	Value ($)

Other Investments 0.0%
Hercules, Inc. (Bond Unit), 6.5%, 6/30/2029 (Cost $17,129)	20,000	15,000
	Shares	Value ($)

Securities Lending Collateral 16.9%
Daily Assets Fund Institutional, 4.28% (d) (e) (Cost $35,392,881)	35,392,881	35,392,881

Cash Equivalents 2.7%
Cash Management QP Trust, 4.26% (f) (Cost $5,687,193)	5,687,193	5,687,193
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $245,547,577)+	116.6	244,187,067
Other Assets and Liabilities, Net	(16.6)	(34,822,329)
Net Assets	100.0	209,364,738

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2005.

+ The cost for federal income tax purposes was $245,657,073. At December 31, 2005, net unrealized depreciation for all securities based on tax cost was $1,470,006. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,106,918 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,576,924.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $34,080,097 which is 16.3% of net assets.

(c) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	0.3%
Financial Guaranty Insurance Co.	0.3%
Financial Security Assurance, Inc.	1.3%
MBIA Corp.	1.1%
XL Capital Assurance, Inc.	0.5%

(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

(f) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Mortgage dollar rolls included.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in kind.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Federal Home Loan Mortgage Corp. issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

Currency Abbreviations
ARS Argentine Peso MXN Mexican Peso MYR Malaysian Ringgit TRY New Turkish Lira UYU Uruguay Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $204,467,503), including $34,080,097 of securities loaned	$ 203,106,993
Investment in Daily Assets Fund Institutional (cost $35,392,881)*	35,392,881
Investment in Cash Management QP Trust (cost $5,687,193)	5,687,193
Total investments in securities, at value (cost $245,547,577)	244,187,067
Cash	16,038
Foreign currency, at value (cost $161,070)	159,987
Net receivable on closed forward currency exchange contracts	42,465
Interest receivable	2,060,494
Receivable for Portfolio shares sold	191,973
Unrealized appreciation on forward foreign currency exchange contracts	199,541
Other assets	5,023
Total assets	246,862,588
Liabilities
Payable for Portfolio shares redeemed	37,656
Payable for investments purchased	149,151
Payable for investments purchased — mortgage dollar rolls	1,502,082
Payable upon return of securities loaned	35,392,881
Deferred mortgage dollar roll income	343
Unrealized depreciation on forward foreign currency exchange contracts	225,754
Accrued management fee	81,139
Accrued distribution service fees (Class B)	87
Other accrued expenses and payables	108,757
Total liabilities	37,497,850
Net assets, at value	$ 209,364,738
Net Assets
Net assets consist of: Undistributed net investment income	8,003,780
Net unrealized appreciation (depreciation) on: Investments	(1,360,510)
Foreign currency related transactions	14,754
Accumulated net realized gain (loss)	2,692
Paid-in capital	202,704,022
Net assets, at value	$ 209,364,738
Class A Net Asset Value, offering and redemption price per share ($208,904,294 ÷ 29,892,841 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.99
Class B Net Asset Value, offering and redemption price per share ($460,444 ÷ 66,058 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.97

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Interest	$ 8,476,114
Mortgage dollar roll income	16,783
Interest — Cash Management QP Trust	183,543
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	37,232
Dividends	6,418
Total Income	8,720,090
Expenses: Management fee	865,302
Custodian and accounting fees	187,099
Distribution service fees (Class B)	427
Record keeping fees (Class B)	182
Auditing	33,994
Legal	28,181
Trustees' fees and expenses	5,869
Reports to shareholders	36,931
Pricing service fees	62,253
Other	25,427
Total expenses before expense reductions	1,245,665
Expense reductions	(4,902)
Total expenses after expense reductions	1,240,763
Net investment income	7,479,327
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	113,422
Foreign currency related transactions	(232,491)
Net increase from payments made by affiliates and net gains (losses) realized on the disposal of investments in violation of restrictions	—
(119,069)
Net unrealized appreciation (depreciation) during the period on: Investments	(3,290,040)
Foreign currency related transactions	768,930
(2,521,110)
Net gain (loss) on investment transactions	(2,640,179)
Net increase (decrease) in net assets resulting from operations	$ 4,839,148

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income	$ 7,479,327	$ 7,264,637
Net realized gain (loss) on investment transactions	(119,069)	1,908,061
Net unrealized appreciation (depreciation) during the period on investment transactions	(2,521,110)	(100,566)
Net increase (decrease) in net assets resulting from operations	4,839,148	9,072,132
Distributions to shareholders from: Net investment income: Class A	(6,383,141)	(6,665,081)
Net realized gains: Class A	(1,627,075)	—
Portfolio share transactions: Class A Proceeds from shares sold	52,731,670	30,276,293
Reinvestment of distributions	8,010,216	6,665,081
Cost of shares redeemed	(25,921,871)	(38,484,371)
Net increase (decrease) in net assets from Class A share transactions	34,820,015	(1,542,997)
Class B* Proceeds from shares sold	473,041	—
Reinvestment of distributions	—	—
Cost of shares redeemed	(15,935)	—
Net increase (decrease) in net assets from Class B share transactions	457,106	—
Increase (decrease) in net assets	32,106,053	864,054
Net assets at beginning of period	177,258,685	176,394,631
Net assets at end of period (including undistributed net investment income of $8,003,780 and $7,130,843, respectively)	$ 209,364,738	$ 177,258,685
Other Information
Class A Shares outstanding at beginning of period	24,873,210	25,068,858
Shares sold	7,554,171	4,299,192
Shares issued to shareholders in reinvestment of distributions	1,165,970	981,603
Shares redeemed	(3,700,510)	(5,476,443)
Net increase (decrease) in Class A shares	5,019,631	(195,648)
Shares outstanding at end of period	29,892,841	24,873,210
Class B* Shares outstanding at beginning of period	—	—
Shares sold	68,350	—
Shares issued to shareholders in reinvestment of distributions	—	—
Shares redeemed	(2,292)	—
Net increase (decrease) in Class B shares	66,058	—
Shares outstanding at end of period	66,058	—

* For the period May 2, 2005 (commencement of operations of Class B shares) to December 31, 2005.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.13	$ 7.04	$ 6.98	$ 6.89	$ 6.78
Income (loss) from investment operations: Net investment income[b]	.29	.29	.26	.34	.38
Net realized and unrealized gain (loss) on investment transactions	(.10)	.08	.09	.17	.00[c]
Total from investment operations	.19	.37	.35	.51	.38
Less distributions from: Net investment income	(.26)	(.28)	(.29)	(.42)	(.27)
Net realized gain on investment transactions	(.07)	—	—	—	—
Total distributions	(.33)	(.28)	(.29)	(.42)	(.27)
Net asset value, end of period	$ 6.99	$ 7.13	$ 7.04	$ 6.98	$ 6.89
Total Return (%)	2.60	5.38	5.06	7.66	5.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	209	177	176	165	182
Ratio of expenses before expense reductions (%)	.68	.60	.58	.55	.58[d]
Ratio of expenses after expense reductions (%)	.68	.60	.58	.55	.57[d]
Ratio of net investment income (%)	4.11	4.18	3.78	5.03	5.47
Portfolio turnover rate (%)	187[e]	223[e]	242[e]	262[e]	169[e]

[a] As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

[b] Based on average shares outstanding during the period.

[c] The amount of net realized and unrealized gain shown for a share outstanding for the year ended December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .57% and .57%, respectively.

[e] The portfolio turnover rate including mortgage dollar roll transactions was 197%, 245%, 286%, 276% and 193% for the years ended December 31, 2005, December 31, 2004, December 31, 2003, December 31, 2002 and December 31, 2001, respectively.

Class B	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.88
Income (loss) from investment operations: Net investment income[b]	.18
Net realized and unrealized gain (loss) on investment transactions	(.09)
Total from investment operations	.09
Net asset value, end of period	$ 6.97
Total Return (%)	1.31**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.5
Ratio of expenses (%)	1.04*
Ratio of net investment income (%)	3.86*
Portfolio turnover rate (%)	187[c]

[a] For the period May 2, 2005 (commencement of operations of Class B shares) to December 31, 2005.

[b] Based on average shares outstanding during the period.

[c] The portfolio turnover rate including mortgage dollar roll transactions was 197% for the year ended December 31, 2005.

* Annualized

** Not annualized

Performance Summary December 31, 2005

DWS Growth & Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investments, can decline and the investor can lose principal value. Please read this portfolio's prospectus for specific information regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Growth & Income VIP — Class A [] S&P 500 Index

The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume the reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Growth & Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,607	$14,809	$10,098	$17,868
	Average annual total return	6.07%	13.98%	.20%	5.98%
S&P 500 Index	Growth of $10,000	$10,491	$14,970	$10,275	$23,836
	Average annual total return	4.91%	14.39%	.54%	9.07%
DWS Growth & Income VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,573	$14,689	$9,951	$13,473
	Average annual total return	5.73%	13.67%	-.10%	3.50%
S&P 500 Index	Growth of $10,000	$10,491	$14,970	$10,275	$17,816
	Average annual total return	4.91%	14.39%	.54%	6.89%

The growth of $10,000 is cumulative.

* The Portfolio commenced selling Class B shares on May 1, 1997. Index returns begin April 30, 1997.

Information About Your Portfolio's Expenses

DWS Growth & Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,065.80	$ 1,063.70
Expenses Paid per $1,000*	$ 2.81	$ 4.58
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,022.48	$ 1,020.77
Expenses Paid per $1,000*	$ 2.75	$ 4.48

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Growth & Income VIP	.54%	.89%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2005

DWS Growth & Income VIP

The US economy posted positive growth for all four quarters of 2005, and concerns about inflation and the sustainability of the economic expansion seemed to abate as the year progressed. The US stock market was up modestly in 2005; the return of the S&P 500 Index was 4.91%. The Portfolio returned 6.07% (Class A shares, unadjusted for contract charges), ahead of the S&P 500 Index. The Portfolio's return was also above the 5.77% average of its peers in the Lipper Large-Cap Core Funds category.

On April 1, 2005, we applied a new investment process to the Portfolio that has served us well with other DWS products. The Portfolio's solid performance resulted from the successful application of our investment process, which combines quantitative modeling techniques with rigorous fundamental analysis. Since the Portfolio's sector weights are maintained close to those of the S&P 500 Index, essentially all differences between returns of the Portfolio and the index results from stock selection. However, in order to align the Portfolio with the new process, we had to significantly restructure the Portfolio's existing holdings, which led to a one-time, higher Portfolio turnover rate in 2005.

The energy sector, which was the strongest of the 10 sectors in the S&P 500 Index, made a major contribution to absolute return. One of the strongest contributors in this sector was Amerada Hess Corp., which is one of the largest positions in the Portfolio. Also positive were ExxonMobil Corp., Burlington Resources, Inc. and Devon Energy Corp.; we sold these last two securities during the fourth quarter after their prices reached levels that no longer appeared attractive relative to other companies in the industry.

Another strong performer was TXU Corp., an electric utility in Texas, which has reported excellent earnings this year, reflecting the success of its comprehensive restructuring program.

In the consumer discretionary sector, relative performance benefited from our decision not to own the automobile manufacturers, which performed poorly. Nordstrom, Inc. is a holding in this sector that performed well for the Portfolio. However, we sold this stock in November because we saw more upside potential in Target Corp., the new position that replaced Nordstrom.

Holdings that detracted from performance include Coca-Cola Co., which reported disappointing earnings, and Tyco International Ltd., which has had management issues and is currently undergoing restructuring.

Theresa Gusman Sal Bruno
Lead Portfolio Manager Gregory Y. Sivin, CFA
Portfolio Managers

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific information regarding its investments and risk profile.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Lipper Large-Cap Core Funds category is an unmanaged group of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It is not possible to invest directly into a Lipper Category.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Growth & Income VIP

Asset Allocation	12/31/05	12/31/04

Common Stocks	99%	97%
Cash Equivalents	1%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04

Financials	21%	18%
Information Technology	15%	18%
Health Care	13%	12%
Industrials	12%	14%
Consumer Discretionary	11%	11%
Consumer Staples	10%	9%
Energy	9%	8%
Utilities	3%	3%
Materials	3%	4%
Telecommunication Services	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 34. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on the 15th day of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Growth & Income VIP

	Shares	Value ($)

Common Stocks 99.0%
Consumer Discretionary 10.5%
Auto Components 0.6%
Johnson Controls, Inc.	28,160	2,053,146
Household Durables 1.6%
Black & Decker Corp.	41,190	3,581,882
Pulte Homes, Inc.	44,750	1,761,360
		5,343,242
Internet & Catalog Retail 0.7%
eBay, Inc.*	55,210	2,387,832
Media 1.9%
CCE Spinco, Inc.*	6,901	90,406
Clear Channel Communications, Inc.	55,210	1,736,355
Viacom, Inc. "B"*	137,780	4,491,628
		6,318,389
Multiline Retail 3.6%
Federated Department Stores, Inc.	50,900	3,376,197
J.C. Penney Co., Inc.	77,930	4,332,908
Kohl's Corp.*	46,560	2,262,816
Target Corp.	43,770	2,406,037
		12,377,958
Specialty Retail 1.2%
Home Depot, Inc.	53,520	2,166,489
Staples, Inc.	91,135	2,069,676
		4,236,165
Textiles, Apparel & Luxury Goods 0.9%
Coach, Inc.*	42,520	1,417,617
Polo Ralph Lauren Corp.	32,420	1,820,059
		3,237,676
Consumer Staples 9.4%
Beverages 3.8%
Coca-Cola Co.	214,870	8,661,410
PepsiCo, Inc.	74,720	4,414,457
		13,075,867
Food & Staples Retailing 0.9%
Costco Wholesale Corp.	62,070	3,070,603
Food Products 1.8%
General Mills, Inc.	63,710	3,142,177
Kellogg Co.	69,700	3,012,434
		6,154,611
Household Products 2.9%
Procter & Gamble Co.	171,000	9,897,480
Energy 9.3%
Energy Equipment & Services 0.7%
Cooper Cameron Corp.*	16,520	683,928
Schlumberger Ltd.	18,090	1,757,444
		2,441,372
Oil, Gas & Consumable Fuels 8.6%
Amerada Hess Corp.	46,790	5,933,908
Chevron Corp.	110,240	6,258,325
ConocoPhillips	34,360	1,999,065
	Shares	Value ($)

ExxonMobil Corp.	208,294	11,699,874
Occidental Petroleum Corp.	19,790	1,580,825
Talisman Energy, Inc.	31,120	1,645,625
		29,117,622
Financials 21.0%
Banks 7.4%
Bank of America Corp.	245,600	11,334,440
US Bancorp.	68,900	2,059,421
Wachovia Corp.	103,400	5,465,724
Wells Fargo & Co.	63,990	4,020,491
Zions Bancorp.	33,500	2,531,260
		25,411,336
Capital Markets 6.3%
Lehman Brothers Holdings, Inc.	62,180	7,969,611
Merrill Lynch & Co., Inc.	72,990	4,943,613
The Goldman Sachs Group, Inc.	66,660	8,513,148
		21,426,372
Diversified Financial Services 2.1%
Citigroup, Inc.	50,590	2,455,133
Countrywide Financial Corp.	66,330	2,267,823
JPMorgan Chase & Co.	62,950	2,498,485
		7,221,441
Insurance 5.2%
AFLAC, Inc.	87,650	4,068,713
Allstate Corp.	77,710	4,201,780
Hartford Financial Services Group, Inc.	19,550	1,679,149
Lincoln National Corp.	16,350	867,041
MetLife, Inc.	140,920	6,905,080
		17,721,763
Health Care 13.0%
Biotechnology 2.3%
Amgen, Inc.*	40,850	3,221,431
Genzyme Corp.*	36,940	2,614,613
Invitrogen Corp.*	29,790	1,985,206
		7,821,250
Health Care Equipment & Supplies 1.5%
C.R. Bard, Inc.	29,850	1,967,712
Medtronic, Inc.	54,770	3,153,109
		5,120,821
Health Care Providers & Services 5.5%
Aetna, Inc.	28,590	2,696,323
Cardinal Health, Inc.	40,470	2,782,312
Caremark Rx, Inc.*	37,050	1,918,819
UnitedHealth Group, Inc.	134,390	8,350,995
WellPoint, Inc.*	35,690	2,847,705
		18,596,154
Pharmaceuticals 3.7%
Allergan, Inc.	32,430	3,501,143
Johnson & Johnson	108,040	6,493,204
Pfizer, Inc.	118,790	2,770,183
		12,764,530
	Shares	Value ($)

Industrials 11.4%
Aerospace & Defense 5.8%
Boeing Co.	92,670	6,509,141
Goodrich Corp.	75,230	3,091,953
Lockheed Martin Corp.	45,570	2,899,619
United Technologies Corp.	132,730	7,420,934
		19,921,647
Electrical Equipment 1.4%
Emerson Electric Co.	64,070	4,786,029
Industrial Conglomerates 4.2%
General Electric Co.	169,830	5,952,542
Tyco International Ltd.	285,470	8,238,664
		14,191,206
Information Technology 14.9%
Communications Equipment 2.2%
Cisco Systems, Inc.*	205,370	3,515,934
Motorola, Inc.	182,650	4,126,064
		7,641,998
Computers & Peripherals 3.8%
Apple Computer, Inc.*	30,340	2,181,143
EMC Corp.*	357,860	4,874,053
International Business Machines Corp.	71,900	5,910,180
		12,965,376
IT Consulting & Services 2.1%
Accenture Ltd. "A"	141,060	4,072,402
Affiliated Computer Services, Inc. "A"*	52,990	3,135,948
		7,208,350
Semiconductors & Semiconductor Equipment 4.6%
Applied Materials, Inc.	117,860	2,114,408
Intel Corp.	239,620	5,980,915
Texas Instruments, Inc.	231,340	7,419,074
		15,514,397
Software 2.2%
Microsoft Corp.	217,680	5,692,332
Oracle Corp.*	160,790	1,963,246
		7,655,578
	Shares	Value ($)

Materials 3.1%
Chemicals
Dow Chemical Co.	108,780	4,766,740
Monsanto Co.	32,630	2,529,804
PPG Industries, Inc.	55,420	3,208,818
		10,505,362
Telecommunication Services 2.9%
Wireless Telecommunication Services
ALLTEL Corp.	25,380	1,601,478
Sprint Nextel Corp.	354,280	8,275,981
		9,877,459
Utilities 3.5%
Electric Utilities 1.9%
Allegheny Energy, Inc.*	44,810	1,418,237
Edison International	50,950	2,221,929
Exelon Corp.	52,850	2,808,449
		6,448,615
Independent Power Producers & Energy Traders 1.6%
Constellation Energy Group	47,990	2,764,224
TXU Corp.	54,700	2,745,393
		5,509,617
Total Common Stocks (Cost $304,098,538)		338,021,264

Cash Equivalents 1.2%
Cash Management QP Trust, 4.26% (a) (Cost $4,108,184)	4,108,184	4,108,184
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $308,206,722)+	100.2	342,129,448
Other Assets and Liabilities, Net	(0.2)	(536,609)
Net Assets	100.0	341,592,839

* Non-income producing security.

+ The cost for federal income tax purposes was $310,579,908. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $31,549,540. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $36,248,456 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,698,916.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $304,098,538)	$ 338,021,264
Investment in Cash Management QP Trust (cost $4,108,184)	4,108,184
Total investments in securities, at value (cost $308,206,722)	342,129,448
Cash	10,000
Receivable for Portfolio shares sold	2,400
Dividends receivable	355,794
Interest receivable	15,382
Foreign taxes recoverable	13,302
Other assets	7,785
Total assets	342,534,111
Liabilities
Payable for Portfolio shares redeemed	723,799
Accrued management fee	117,887
Accrued distribution service fees (Class B)	9,903
Other accrued expenses and payables	89,683
Total liabilities	941,272
Net assets, at value	$ 341,592,839
Net Assets
Net assets consist of: Undistributed net investment income	2,776,543
Net unrealized appreciation (depreciation) on investments	33,922,726
Accumulated net realized gain (loss)	(32,601,115)
Paid-in capital	337,494,685
Net assets, at value	$ 341,592,839
Class A Net Asset Value, offering and redemption price per share ($294,320,825 ÷ 30,277,518 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.72
Class B Net Asset Value, offering and redemption price per share ($47,272,014 ÷ 4,883,742 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.68

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends	$ 4,448,496
Interest — Cash Management QP Trust	194,026
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	5,216
Total Income	4,647,738
Expenses: Management fee	1,335,546
Custodian and accounting fees	122,198
Distribution service fees (Class B)	104,192
Record keeping fees (Class B)	54,767
Auditing	35,884
Legal	23,901
Trustees' fees and expenses	8,019
Reports to shareholders	62,019
Other	21,795
Total expenses before expense reductions	1,768,321
Expense reductions	(82,526)
Total expenses after expense reductions	1,685,795
Net investment income (loss)	2,961,943
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	23,958,487
Written options	31,358
23,989,845
Net unrealized appreciation (depreciation) during the period on: Investments	(2,131,545)
Written options	(9,086)
(2,140,631)
Net gain (loss) on investment transactions	21,849,214
Net increase (decrease) in net assets resulting from operations	$ 24,811,157

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ 2,961,943	$ 2,438,934
Net realized gain (loss) on investment transactions	23,989,845	6,835,797
Net unrealized appreciation (depreciation) during the period on investment transactions	(2,140,631)	8,951,633
Net increase (decrease) in net assets resulting from operations	24,811,157	18,226,364
Distributions to shareholders from: Net investment income: Class A	(2,208,887)	(1,239,211)
Class B	(336,934)	(112,919)
Portfolio share transactions: Class A Proceeds from shares sold	45,563,045	22,740,822
Net assets acquired in tax-free reorganization	99,119,857	—
Reinvestment of distributions	2,208,887	1,239,211
Cost of shares redeemed	(43,761,424)	(27,224,855)
Net increase (decrease) in net assets from Class A share transactions	103,130,365	(3,244,822)
Class B Proceeds from shares sold	16,893,009	16,908,894
Net assets acquired in tax-free reorganization	10,376,860	—
Reinvestment of distributions	336,934	112,919
Cost of shares redeemed	(16,154,081)	(4,470,402)
Net increase (decrease) in net assets from Class B share transactions	11,452,722	12,551,411
Increase (decrease) in net assets	136,848,423	26,180,823
Net assets at beginning of period	204,744,416	178,563,593
Net assets at end of period (including undistributed net investment income of $2,776,543 and $2,360,421, respectively)	$ 341,592,839	$ 204,744,416
Other Information
Class A Shares outstanding at beginning of period	18,483,989	18,896,518
Shares sold	4,876,623	2,601,316
Shares issued in tax-free reorganization	11,366,540	—
Shares issued to shareholders in reinvestment of distributions	253,023	146,478
Shares redeemed	(4,702,657)	(3,160,323)
Net increase (decrease) in Class A shares	11,793,529	(412,529)
Shares outstanding at end of period	30,277,518	18,483,989
Class B Shares outstanding at beginning of period	3,576,021	2,114,110
Shares sold	1,896,063	1,958,270
Shares issued in tax-free reorganization	1,191,379	—
Shares issued to shareholders in reinvestment of distributions	38,684	13,379
Shares redeemed	(1,818,405)	(509,738)
Net increase (decrease) in Class B shares	1,307,721	1,461,911
Shares outstanding at end of period	4,883,742	3,576,021

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 9.29	$ 8.50	$ 6.77	$ 8.90	$ 10.38
Income (loss) from investment operations: Net investment income (loss)[a]	.10	.12	.07	.07	.09
Net realized and unrealized gain (loss) on investment transactions	.45	.74	1.74	(2.12)	(1.23)
Total from investment operations	.55	.86	1.81	(2.05)	(1.14)
Less distributions from: Net investment income	(.12)	(.07)	(.08)	(.08)	(.12)
Net realized gain on investment transactions	—	—	—	—	(.22)
Total distributions	(.12)	(.07)	(.08)	(.08)	(.34)
Net asset value, end of period	$ 9.72	$ 9.29	$ 8.50	$ 6.77	$ 8.90
Total Return (%)	6.07[c]	10.16	26.74	(23.13)	(11.30)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	294	172	161	135	185
Ratio of expenses before expense reductions (%)	.57	.56	.59	.57	.57[b]
Ratio of expenses after expense reductions (%)	.54	.56	.59	.57	.56[b]
Ratio of net investment income (loss) (%)	1.10	1.37	.91	.92	.94
Portfolio turnover rate (%)	115	33	37	66	67

[a] Based on average shares outstanding during the period.

[b] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .56% and .56%, respectively.

[c] Total return would have been less had certain expenses not been reduced.

Class B Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 9.25	$ 8.47	$ 6.75	$ 8.87	$ 10.35
Income (loss) from investment operations: Net investment income (loss)[a]	.07	.09	.05	.05	.06
Net realized and unrealized gain (loss) on investment transactions	.45	.73	1.73	(2.12)	(1.23)
Total from investment operations	.52	.82	1.78	(2.07)	(1.17)
Less distributions from: Net investment income	(.09)	(.04)	(.06)	(.05)	(.09)
Net realized gain on investment transactions	—	—	—	—	(.22)
Total distributions	(.09)	(.04)	(.06)	(.05)	(.31)
Net asset value, end of period	$ 9.68	$ 9.25	$ 8.47	$ 6.75	$ 8.87
Total Return (%)	5.73[c]	9.78	26.55	(23.40)	(11.56)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	33	18	7	10
Ratio of expenses before expense reductions (%)	.95	.89	.85	.82	.82[b]
Ratio of expenses after expense reductions (%)	.89	.89	.85	.82	.81[b]
Ratio of net investment income (loss) (%)	.75	1.04	.65	.67	.69
Portfolio turnover rate (%)	115	33	37	66	67

[a] Based on average shares outstanding during the period.

[b] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .81% and .81%, respectively.

[c] Total return would have been less had certain expenses not been reduced.

Performance Summary December 31, 2005

DWS Capital Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this portfolio's prospectus for specific information regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Capital Growth VIP — Class A [] S&P 500 Index [] Russell 1000 Growth Index

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000 Growth Index is an unmanaged capitalization- weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume the reinvestment of all distributions and do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,896	$14,929	$8,526	$20,877
	Average annual total return	8.96%	14.29%	-3.14%	7.64%
S&P 500 Index	Growth of $10,000	$10,491	$14,970	$10,275	$23,836
	Average annual total return	4.91%	14.39%	.54%	9.07%
Russell 1000 Growth Index	Growth of $10,000	$10,526	$14,518	$8,332	$19,179
	Average annual total return	5.26%	13.23%	-3.58%	6.73%
DWS Capital Growth VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,851	$14,766	$8,381	$14,736
	Average annual total return	8.51%	13.87%	-3.47%	4.59%
S&P 500 Index	Growth of $10,000	$10,491	$14,970	$10,275	$16,793
	Average annual total return	4.91%	14.39%	.54%	6.23%
Russell 1000 Growth Index	Growth of $10,000	$10,526	$14,518	$8,332	$13,551
	Average annual total return	5.26%	13.23%	-3.58%	3.60%

The growth of $10,000 is cumulative.

* The Portfolio commenced selling Class B shares on May 12, 1997. Index returns begin May 31, 1997.

Information About Your Portfolio's Expenses

DWS Capital Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,074.40	$ 1,072.10
Expenses Paid per $1,000*	$ 2.56	$ 4.44
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,022.74	$ 1,020.92
Expenses Paid per $1,000*	$ 2.50	$ 4.33

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Capital Growth VIP	.49%	.86%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2005

DWS Capital Growth VIP

A generally high level of uncertainty led to a lack of conviction that tempered equity market returns in 2005. Investors weighed robust corporate earnings growth and strong corporate balance sheets against a backdrop of tightening monetary policy, horrible natural disasters, soaring energy prices and geopolitical risks. In the end, however, the equity market proved resilient, posting positive returns for the year, as the Portfolio's two benchmark indices, the S&P 500 and the Russell 1000 Growth, returned 4.91% and 5.26%, respectively. DWS Capital Growth VIP's diversified, high-quality approach to large-cap growth management enabled the Portfolio to outperform its benchmarks by posting an 8.96% annual return (Class A shares, unadjusted for contract charges).

Both sector allocation and stock selection contributed to the Portfolio's outperformance. Most significant was the Portfolio's strategic overweight in the energy sector, based on our belief that chronic underinvestment in the exploration for and production of new oil reserves creates long-term growth opportunities. Our emphasis within the energy group is on energy equipment and services and oil and gas exploration. Energy holdings that were particularly strong in 2005 include EOG Resources, Inc., Devon Energy Corp., Valero Energy Corp. and XTO Energy, Inc.

Positioning in the health care sector produced mixed results in 2005, as some of the largest contributors and detractors were found in this sector. On the positive side, holdings in the biotechnology industry, a space that reconciles well with the Portfolio managers' emphasis on innovation, were extremely additive to returns. Genentech, Inc., and Gilead Sciences, Inc., were up significantly. Additionally, UnitedHealth Group, Inc. showed a strong gain rewarding the Portfolio's overweight position. Detracting from returns were holdings in the pharmaceuticals and health care equipment industries. Pfizer, Inc., Zimmer Holdings, Inc. and Boston Scientific Corp. were examples of this weakness.

Stock selection within the consumer discretionary sector detracted from the Portfolio's returns, as Harley-Davidson, Inc. stock dropped at midyear after the company reduced production and earnings estimates; we continue to hold this stock, which has recovered significantly from its low point. Also negative was stock selection in the technology sector, where EMC Corp. and Electronic Arts, Inc., underperformed.

While there has been no significant change to our strategic sector allocation, we have attempted to find companies that reconcile well with our key selection criteria of quality and growth and that are well-positioned to perform in the latter stages of an economic expansion. We believe that the ability to deliver consistent earnings growth will be critical to success in 2006. We continue to place a significant premium on innovation across market sectors. We feel innovation will continue to separate growth companies from value companies and winners from losers. We believe that the companies in this Portfolio possess these attributes, and we therefore believe that the Portfolio is well-positioned for continued success.

Julie M. Van Cleave, CFA Jack A. Zehner
Lead Portfolio Manager Thomas J. Schmid, CFA
Portfolio Managers

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific information regarding its investments and risk profile.

The Standard & Poor's 500 (S&P 500) index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Capital Growth VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04

Common Stocks	98%	97%
Cash Equivalents	2%	2%
Exchange Traded Fund	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04

Information Technology	25%	23%
Health Care	21%	21%
Energy	14%	10%
Consumer Staples	12%	11%
Consumer Discretionary	11%	16%
Industrials	9%	8%
Financials	7%	9%
Materials	1%	1%
Telecommunication Services	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 46. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on the 15th day of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Capital Growth VIP

	Shares	Value ($)

Common Stocks 98.4%
Consumer Discretionary 11.1%
Automobiles 0.9%
Harley-Davidson, Inc. (a)	204,000	10,503,960
Hotels Restaurants & Leisure 0.8%
Starbucks Corp.*	292,800	8,786,928
Household Durables 0.7%
Fortune Brands, Inc.	101,300	7,903,426
Internet & Catalog Retail 1.0%
eBay, Inc.*	256,400	11,089,300
Media 2.7%
McGraw-Hill Companies, Inc.	301,900	15,587,097
Omnicom Group, Inc.	171,540	14,603,200
		30,190,297
Multiline Retail 2.7%
Kohl's Corp.*	195,300	9,491,580
Target Corp.	361,200	19,855,164
		29,346,744
Specialty Retail 2.3%
Bed Bath & Beyond, Inc.*	128,800	4,656,120
Home Depot, Inc.	71,875	2,909,500
Lowe's Companies, Inc.	106,300	7,085,958
Staples, Inc.	472,400	10,728,204
		25,379,782
Consumer Staples 11.6%
Beverages 2.9%
Diageo PLC	299,553	4,342,087
PepsiCo, Inc.	464,250	27,427,890
		31,769,977
Food & Staples Retailing 3.0%
Wal-Mart Stores, Inc.	369,390	17,287,452
Walgreen Co.	363,300	16,079,658
		33,367,110
Food Products 2.2%
Dean Foods Co.*	169,900	6,398,434
Kellogg Co.	234,700	10,143,734
The Hershey Co.	138,700	7,663,175
		24,205,343
Household Products 3.5%
Colgate-Palmolive Co.	164,440	9,019,534
Kimberly-Clark Corp.	79,700	4,754,105
Procter & Gamble Co.	423,800	24,529,544
		38,303,183
Energy 13.9%
Energy Equipment & Services 6.0%
Baker Hughes, Inc.	281,200	17,091,336
Halliburton Co.	102,100	6,326,116
Noble Corp.	79,200	5,586,768
Schlumberger Ltd.	197,900	19,225,985
Transocean, Inc.*	254,840	17,759,799
		65,990,004
	Shares	Value ($)

Oil, Gas & Consumable Fuels 7.9%
ConocoPhillips	301,660	17,550,579
Devon Energy Corp.	361,200	22,589,448
EOG Resources, Inc.	302,000	22,157,740
Valero Energy Corp.	291,600	15,046,560
XTO Energy, Inc.	225,766	9,920,158
		87,264,485
Financials 7.3%
Banks 1.2%
Bank of America Corp.	297,500	13,729,625
Capital Markets 2.9%
Lehman Brothers Holdings, Inc.	107,400	13,765,458
Merrill Lynch & Co., Inc.	99,300	6,725,589
The Goldman Sachs Group, Inc.	90,400	11,544,984
		32,036,031
Consumer Finance 0.9%
American Express Co.	195,400	10,055,284
Diversified Financial Services 1.1%
Citigroup, Inc.	243,999	11,841,271
Insurance 1.2%
AFLAC, Inc.	277,200	12,867,624
Health Care 20.1%
Biotechnology 5.9%
Amgen, Inc.*	181,450	14,309,147
Genentech, Inc.*	337,200	31,191,000
Gilead Sciences, Inc.*	383,500	20,183,605
		65,683,752
Health Care Equipment & Supplies 5.1%
Baxter International, Inc.	258,100	9,717,465
Boston Scientific Corp.*	281,300	6,889,037
C.R. Bard, Inc.	111,700	7,363,264
Medtronic, Inc.	281,300	16,194,441
Zimmer Holdings, Inc.*	232,240	15,662,266
		55,826,473
Health Care Providers & Services 3.3%
UnitedHealth Group, Inc.	587,800	36,525,892
Pharmaceuticals 5.8%
Abbott Laboratories	409,100	16,130,813
Eli Lilly & Co.	133,300	7,543,447
Johnson & Johnson	587,186	35,289,878
Pfizer, Inc.	224,177	5,227,808
		64,191,946
Industrials 9.0%
Aerospace & Defense 2.2%
United Technologies Corp.	434,000	24,264,940
Air Freight & Logistics 1.3%
FedEx Corp.	140,100	14,484,939
Electrical Equipment 1.2%
Emerson Electric Co.	184,900	13,812,030
Industrial Conglomerates 3.4%
General Electric Co.	1,072,190	37,580,260
	Shares	Value ($)

Machinery 0.9%
Caterpillar, Inc.	165,400	9,555,158
Information Technology 24.5%
Communications Equipment 2.5%
Cisco Systems, Inc.*	757,320	12,965,318
QUALCOMM, Inc.	345,100	14,866,908
		27,832,226
Computers & Peripherals 5.1%
Apple Computer, Inc.*	217,700	15,650,453
Dell, Inc.*	347,950	10,435,021
EMC Corp.*	1,297,600	17,673,312
International Business Machines Corp.	156,200	12,839,640
		56,598,426
Internet Software & Services 1.4%
Google, Inc. "A"*	7,200	2,986,992
Yahoo!, Inc.*	311,050	12,186,940
		15,173,932
IT Consulting & Services 2.3%
Accenture Ltd. "A"	373,900	10,794,493
Fiserv, Inc.*	203,900	8,822,753
Paychex, Inc.	143,600	5,474,032
		25,091,278
Semiconductors & Semiconductor Equipment 6.9%
Broadcom Corp. "A"*	343,500	16,196,025
Intel Corp.	912,490	22,775,750
Linear Technology Corp.	307,930	11,107,035
Maxim Integrated Products, Inc.	294,800	10,683,552
	Shares	Value ($)

Texas Instruments, Inc.	494,350	15,853,805
		76,616,167
Software 6.3%
Adobe Systems, Inc.	309,000	11,420,640
Electronic Arts, Inc.*	214,200	11,204,802
Microsoft Corp.	1,568,180	41,007,907
Oracle Corp.*	495,800	6,053,717
		69,687,066
Materials 0.9%
Chemicals
Ecolab, Inc.	261,700	9,491,859
Total Common Stocks (Cost $811,254,532)		1,087,046,718

Securities Lending Collateral 0.6%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $6,539,400)	6,539,400	6,539,400

Cash Equivalents 1.6%
Cash Management QP Trust, 4.26% (d) (Cost $18,109,690)	18,109,690	18,109,690
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $835,903,622)+	100.6	1,111,695,808
Other Assets and Liabilities, Net	(0.6)	(7,010,102)
Net Assets	100.0	1,104,685,706

* Non-income producing security.

+ The cost for federal income tax purposes was $841,356,883. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $270,338,925. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $297,840,430 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $27,501,505.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $6,235,439 which is 0.6% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $811,254,532), including $6,235,439 of securities loaned	$ 1,087,046,718
Investment in Daily Assets Fund Institutional (cost $6,539,400)*	6,539,400
Investment in Cash Management QP Trust (cost $18,109,690)	18,109,690
Total investments in securities, at value (cost $835,903,622)	1,111,695,808
Dividends receivable	800,054
Interest receivable	70,215
Receivable for investments sold	3,300,825
Receivable for Portfolio shares sold	111,130
Other assets	32,228
Total assets	1,116,010,260
Liabilities
Payable upon return of securities loaned	6,539,400
Payable for investments purchased	3,292,982
Payable for Portfolio shares redeemed	1,024,459
Accrued management fee	406,046
Accrued distribution fees (Class B)	15,196
Other accrued expenses and payables	46,471
Total liabilities	11,324,554
Net assets, at value	$ 1,104,685,706
Net Assets
Net assets consist of: Undistributed net investment income	5,517,479
Net unrealized appreciation (depreciation) on investments	275,792,186
Accumulated net realized gain (loss)	(370,857,451)
Paid-in capital	1,194,233,492
Net assets, at value	$ 1,104,685,706
Class A Net Asset Value, offering and redemption price per share ($1,031,481,514 ÷ 61,042,375 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 16.90
Class B Net Asset Value, offering and redemption price per share ($73,204,192 ÷ 4,353,863 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 16.81

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends	$ 10,072,806
Interest — Cash Management QP Trust	535,599
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	13,757
Total Income	10,622,162
Expenses: Management fee	4,421,003
Custodian and accounting fees	206,366
Distribution service fees (Class B)	138,501
Record keeping fees (Class B)	78,741
Auditing	36,339
Legal	37,205
Trustees' fees and expenses	25,734
Reports to shareholders	40,270
Other	53,533
Total expenses before expense reductions	5,037,692
Expense reductions	(56,901)
Total expenses after expense reductions	4,980,791
Net investment income (loss)	5,641,371
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	28,746,725
Foreign currency related transactions	(5,714)
28,741,011
Net unrealized appreciation (depreciation) during the period on investments	68,936,129
Net gain (loss) on investment transactions	97,677,140
Net increase (decrease) in net assets resulting from operations	$ 103,318,511

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ 5,641,371	$ 6,855,154
Net realized gain (loss) on investment transactions	28,741,011	(47,247,081)
Net unrealized appreciation (depreciation) during the period on investment transactions	68,936,129	94,779,509
Net increase (decrease) in net assets resulting from operations	103,318,511	54,387,582
Distributions to shareholders from: Net investment income: Class A	(6,678,103)	(3,764,724)
Class B	(143,508)	(32,841)
Portfolio share transactions: Class A Proceeds from shares sold	32,068,877	32,110,324
Net assets acquired in tax-free reorganization	335,682,359	—
Reinvestment of distributions	6,678,103	3,764,724
Cost of shares redeemed	(130,607,217)	(92,227,827)
Net increase (decrease) in net assets from Class A share transactions	243,822,122	(56,352,779)
Class B Proceeds from shares sold	47,750,588	8,550,042
Net assets acquired in tax-free reorganization	44,685,282	—
Reinvestment of distributions	143,508	32,841
Cost of shares redeemed	(49,704,968)	(1,806,233)
Net increase (decrease) in net assets from Class B share transactions	42,874,410	6,776,650
Increase (decrease) in net assets	383,193,432	1,013,888
Net assets at beginning of period	721,492,274	720,478,386
Net assets at end of period (including undistributed net investment income of $5,517,479 and $6,697,719, respectively)	$ 1,104,685,706	$ 721,492,274
Other Information
Class A Shares outstanding at beginning of period	44,544,616	48,332,734
Shares sold	1,996,443	2,172,282
Shares issued in tax-free reorganization	22,200,595	—
Shares issued to shareholders in reinvestment of distributions	441,966	255,928
Shares redeemed	(8,141,245)	(6,216,328)
Net increase (decrease) in Class A shares	16,497,759	(3,788,118)
Shares outstanding at end of period	61,042,375	44,544,616
Class B Shares outstanding at beginning of period	1,503,725	1,044,792
Shares sold	3,152,024	579,183
Shares issued in tax-free reorganization	2,963,218	—
Shares issued to shareholders in reinvestment of distributions	9,523	2,239
Shares redeemed	(3,274,627)	(122,489)
Net increase (decrease) in Class B shares	2,850,138	458,933
Shares outstanding at end of period	4,353,863	1,503,725

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 15.67	$ 14.59	$ 11.54	$ 16.36	$ 23.07
Income (loss) from investment operations: Net investment income (loss)[a]	.10	.14	.08	.05	.05
Net realized and unrealized gain (loss) on investment transactions	1.29	1.02	3.03	(4.82)	(4.21)
Total from investment operations	1.39	1.16	3.11	(4.77)	(4.16)
Less distributions from: Net investment income	(.16)	(.08)	(.06)	(.05)	(.08)
Net realized gain on investment transactions	—	—	—	—	(2.47)
Total distributions	(.16)	(.08)	(.06)	(.05)	(2.55)
Net asset value, end of period	$ 16.90	$ 15.67	$ 14.59	$ 11.54	$ 16.36
Total Return (%)	8.96[c]	7.99	26.89	(29.18)	(19.36)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,031	698	705	558	866
Ratio of expenses before expense reductions (%)	.50	.50	.51	.51	.52[b]
Ratio of expenses after expense reductions (%)	.49	.50	.51	.51	.50[b]
Ratio of net investment income (loss) (%)	.61	.98	.61	.38	.27
Portfolio turnover rate (%)	17	15	13	25	33

[a] Based on average shares outstanding during the period.

[b] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .50% and .50%, respectively.

[c] Total return would have been less had certain expenses not been reduced.

Class B Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 15.59	$ 14.52	$ 11.49	$ 16.29	$ 23.00
Income (loss) from investment operations: Net investment income (loss)[a]	.04	.09	.03	.02	.00[b]
Net realized and unrealized gain (loss) on investment transactions	1.28	1.01	3.02	(4.81)	(4.21)
Total from investment operations	1.32	1.10	3.05	(4.79)	(4.21)
Less distributions from: Net investment income	(.10)	(.03)	(.02)	(.01)	(.03)
Net realized gain on investment transactions	—	—	—	—	(2.47)
Total distributions	(.10)	(.03)	(.02)	(.01)	(2.50)
Net asset value, end of period	$ 16.81	$ 15.59	$ 14.52	$ 11.49	$ 16.29
Total Return (%)	8.51[d]	7.56	26.51	(29.37)	(19.64)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	73	23	15.89		.71
Ratio of expenses before expense reductions (%)	.89	.88	.87	.76	.77[c]
Ratio of expenses after expense reductions (%)	.86	.88	.87	.76	.75[c]
Ratio of net investment income (loss) (%)	.24	.60	.25	.13	.02
Portfolio turnover rate (%)	17	15	13	25	33

[a] Based on average shares outstanding during the period.

[b] Amount is less than $.005.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .75% and .75%, respectively.

[d] Total return would have been less had certain expenses not been reduced.

Performance Summary December 31, 2005

DWS Global Opportunities VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Returns shown for the life of class periods reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuations, political and economic changes and market risks. Additionally, stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Global Opportunities VIP — Class A* [] S&P/Citigroup World Equity EMI

The S&P/Citigroup World Equity Extended Market Index (Citigroup World Equity EMI), is an unmanaged index of small-capitalization stocks within 27 countries around the globe. Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Global Opportunities VIP		1-Year	3-Year	5-Year	Life of Class*
Class A	Growth of $10,000	$11,819	$21,734	$13,130	$28,481
	Average annual total return	18.19%	29.53%	5.60%	11.44%
S&P/Citigroup World Equity EMI	Growth of $10,000	$11,543	$21,024	$17,148	$24,000
	Average annual total return	15.43%	28.11%	11.39%	9.48%
DWS Global Opportunities VIP		1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$11,806	$21,625	$12,971	$26,920
	Average annual total return	18.06%	29.32%	5.34%	12.11%
S&P/Citigroup World Equity EMI	Growth of $10,000	$11,543	$21,024	$17,148	$24,313
	Average annual total return	15.43%	28.11%	11.39%	10.79%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1,1996. Index returns begin April 30, 1996.

** The Portfolio commenced selling Class B shares on May 2, 1997. Index returns begin April 30, 1997.

Information About Your Portfolio's Expenses

DWS Global Opportunities VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Class B shares limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,130.40	$ 1,130.20
Expenses Paid per $1,000*	$ 6.44	$ 6.66
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,019.16	$ 1,018.95
Expenses Paid per $1,000*	$ 6.11	$ 6.31

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Global Opportunities VIP	1.20%	1.24%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2005

DWS Global Opportunities VIP

DWS Global Opportunities VIP provided a total return of 18.19% for 2005 (Class A shares, unadjusted for contract charges), ahead of the 15.43% return of its benchmark, the Citigroup World Equity Extended Market Index. The Portfolio's performance was the third-best among the 37 comparable annuity Portfolios in Lipper's Global Growth Funds category for the one-year period. For the same category, the Portfolio ranked three of 29 for the three-year period and five of 19 for the five-year period.

We continue to employ a disciplined, research-oriented approach to construct the Portfolio one stock at a time. Our best relative performance was in the financials sector, where top contributors included Legg Mason, Inc. (United States), Deutsche Boerse AG (Germany) and Sumitomo Realty & Development Co., Ltd. (Japan). Our stock picking in the energy sector also added value. The Portfolio's holding in EOG Resources, Inc. (United States) delivered a gain, and we elected to take profits in the position and roll the proceeds into Ultra Petroleum Corp. (United States), which subsequently doubled in price. A position in Spinnaker Exploration Co. (United States) (not held in the Portfolio at the end of the reporting period) also paid off when the company was taken over at a premium by Norsk Hydro ASA (Norway) in September. Stock selection was also strong in the utilities sector, where the top contributor was Allegheny Energy, Inc. (United States) The two largest factors detracting from the Portfolio's return were an overweight in technology stocks and an underweight in industrials.

Although small caps' long stretch of outperformance (as measured by the Citigroup World Equity Extended Market Index) raises the risk that the asset class will begin to lag, we believe our broad investment universe-which encompasses micro-, small- and mid-cap companies anywhere in the world-provides us with fertile ground in which to find the approximately 100 "best ideas" that typically make up the Portfolio.

Joseph Axtell, CFA Terrence S. Gray, CFA
Lead Portfolio Manager Portfolio Manager

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuations, political and economic changes and market risks. Additionally, stocks of small-sized companies involve greater risk as they often have limited product lines, markets or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more established companies. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The S&P/Citigroup World Equity Extended Market Index (Citigroup World Equity EMI) is an unmanaged index of small-capitalization stocks within 27 countries around the globe. Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Lipper Global Growth includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 500th-largest company in the S&P/Citigroup World Broad Market Index. Large-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World BMI. It is not possible to invest directly into a Lipper category.

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on the Portfolio's total return unadjusted for contract charges with distributions reinvested. If contract charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Global Opportunities VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04

Common Stocks and Warrants	99%	94%
Cash Equivalents	1%	6%
	100%	100%
Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/05	12/31/04

Europe	38%	41%
United States	37%	35%
Japan	8%	7%
Pacific Basin	7%	5%
United Kingdom	4%	5%
Australia	2%	2%
Latin America	2%	2%
Canada	1%	2%
Other	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04

Financials	25%	25%
Consumer Discretionary	17%	21%
Industrials	14%	15%
Health Care	14%	12%
Information Technology	14%	16%
Energy	5%	3%
Materials	4%	3%
Utilities	3%	2%
Consumer Staples	2%	2%
Telecommunication Services	2%	1%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 58. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on the 15th day of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Global Opportunities VIP

	Shares	Value ($)

Common Stocks 98.8%
Australia 2.4%
Macquarie Bank Ltd.	82,011	4,097,334
QBE Insurance Group Ltd.	109,098	1,567,603
Sigma Pharmaceuticals Ltd.	863,938	1,976,062
(Cost $3,537,175)		7,640,999
Bermuda 0.5%
Orient-Express Hotels Ltd. "A" (Cost $1,474,197)	47,700	1,503,504
Brazil 1.6%
Aracruz Celulose SA "B" (ADR)	71,400	2,856,714
Empresa Brasiliera de Aeronautica SA (Preferred) (ADR)	61,418	2,401,444
(Cost $3,225,777)		5,258,158
Canada 1.4%
OPTI Canada, Inc.*	60,000	1,970,149
ZENON Environmental, Inc.*	166,000	2,401,927
(Cost $4,057,639)		4,372,076
Denmark 1.1%
GN Store Nord AS (GN Great Nordic) (Cost $2,726,276)	267,500	3,501,864
France 3.9%
Autoroutes du Sud de la France	61,108	3,617,288
Business Objects SA*	29,188	1,181,458
Business Objects SA (ADR)* (a)	63,900	2,582,199
Flamel Technologies SA (ADR)* (a)	118,900	2,244,832
JC Decaux SA*	123,622	2,883,215
(Cost $8,478,688)		12,508,992
Germany 12.2%
AWD Holding AG (a)	128,163	3,558,119
Deutsche Boerse AG	62,352	6,389,732
Fresenius Medical Care AG (a)	77,847	8,202,512
Hypo Real Estate Holding AG	97,269	5,064,594
Puma AG	11,665	3,404,212
Rational AG	15,511	2,061,667
Stada Arzneimittel AG	106,086	3,472,708
United Internet AG (Registered) (a)	87,167	3,328,103
Wincor Nixdorf AG	32,876	3,478,450
(Cost $23,189,117)		38,960,097
Greece 4.9%
Alpha Bank AE	53,512	1,562,281
Coca-Cola Hellenic Bottling Co. SA	100,100	2,948,489
Dryships, Inc.	122,800	1,500,604
Germanos SA	148,800	2,505,056
Piraeus Bank SA	213,900	4,578,510
Titan Cement Co.	62,900	2,569,122
(Cost $12,132,340)		15,664,062
Hong Kong 2.5%
Kingboard Chemical Holdings Ltd.	1,343,500	3,638,738
Midland Realty Holdings Ltd.	2,285,800	1,179,212
Wing Hang Bank Ltd.	428,700	3,085,187
(Cost $5,230,233)		7,903,137
	Shares	Value ($)

India 0.7%
Mahindra & Mahindra Ltd. (Cost $1,072,406)	192,800	2,182,739
Indonesia 0.5%
PT Indosat Tbk (ADR) (Cost $1,501,550)	51,400	1,495,226
Ireland 6.2%
Anglo Irish Bank Corp. PLC	758,416	11,510,932
FBD Holdings PLC	56,400	2,447,860
ICON PLC (ADR)*	27,900	1,147,806
Irish Continental Group PLC*	65,360	834,153
Paddy Power PLC	143,100	2,049,934
Ryanair Holdings PLC*	170,600	1,676,379
(Cost $7,470,452)		19,667,064
Italy 0.5%
Safilo SpA* (Cost $1,681,420)	291,000	1,667,452
Japan 8.0%
AEON Credit Services Co., Ltd.	33,600	3,179,514
AEON Mall Co., Ltd.	80,000	3,900,454
JAFCO Co., Ltd.	22,100	1,973,231
Matsui Securities Co., Ltd. (a)	186,000	2,581,778
Nidec Corp.	25,600	2,177,199
Park24 Co., Ltd. (a)	122,000	4,365,456
Sumitomo Realty & Development Co., Ltd.	223,000	4,850,087
UFJ Central Leasing Co., Ltd.	46,000	2,285,666
(Cost $14,514,236)		25,313,385
Korea 1.2%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	112,200	3,032,964
Korea Information Service, Inc.	35,000	677,753
(Cost $2,760,432)		3,710,717
Netherlands 3.7%
Chicago Bridge & Iron Co., NV (New York Shares)	143,500	3,617,635
SBM Offshore NV	51,485	4,160,048
Vedior NV	264,008	3,913,239
(Cost $7,472,173)		11,690,922
Norway 0.8%
Prosafe ASA (a)	35,600	1,511,179
Tandberg ASA (a)	170,800	1,045,151
(Cost $2,526,848)		2,556,330
Russia 0.8%
Mobile TeleSystems (ADR)	48,900	1,711,500
Pyaterochka Holding NV (GDR) 144A*	55,700	804,865
(Cost $1,172,385)		2,516,365
Sweden 1.7%
Brostrom AB "B" (a)	87,700	1,766,253
Eniro AB	201,300	2,533,829
Micronic Laser Systems AB*	82,800	1,172,509
(Cost $3,557,186)		5,472,591
	Shares	Value ($)

Switzerland 1.3%
Advanced Digital Broadcast Holdings SA*	27,040	2,469,313
EFG International*	20,800	554,012
Micronas Semiconductor Holdings AG (Foreign Registered)*	35,101	1,161,975
(Cost $3,232,607)		4,185,300
Taiwan 2.4%
Optimax Technology Corp.	1,028,000	1,756,837
Powerchip Semiconductor Corp.	2,955,000	1,948,905
Siliconware Precision Industries Co.	2,809,537	3,941,303
(Cost $5,395,752)		7,647,045
Thailand 0.5%
Bangkok Bank PCL (Foreign Registered) (Cost $1,528,960)	609,900	1,709,653
United Kingdom 3.6%
Aegis Group PLC	610,239	1,280,899
ARM Holdings PLC	754,483	1,570,688
Group 4 Securicor PLC	454,660	1,284,187
John Wood Group PLC	306,492	1,075,732
Misys PLC	453,860	1,864,319
Taylor Nelson Sofres PLC	586,931	2,269,560
Viridian Group PLC	133,625	2,056,473
(Cost $12,056,523)		11,401,858
United States 36.4%
Adams Respiratory Therapeutics, Inc.*	66,600	2,707,956
Advance Auto Parts, Inc.*	97,350	4,230,831
Advanced Medical Optics, Inc.*	70,600	2,951,080
Aeropostale, Inc.*	139,900	3,679,370
Allegheny Energy, Inc.* (a)	218,000	6,899,700
AMERIGROUP Corp.*	122,200	2,378,012
Caribou Coffee Co., Inc.* (a)	55,400	556,216
Carter's, Inc.*	47,900	2,818,915
Celgene Corp.*	75,800	4,911,840
Diamond Foods, Inc.*	87,900	1,737,783
Dresser-Rand Group, Inc.*	81,200	1,963,416
Euronet Worldwide, Inc.*	110,500	3,071,900
Fiserv, Inc.*	67,800	2,933,706
Foundation Coal Holdings, Inc.	71,900	2,732,200
FTI Consulting, Inc.*	84,650	2,322,796
Gentex Corp.	115,700	2,256,150
GTECH Holdings Corp.	157,100	4,986,354
Harman International Industries, Inc.	29,800	2,915,930
	Shares	Value ($)

Harris Interactive, Inc.*	146,700	632,277
Invitrogen Corp.*	38,200	2,545,648
Joy Global, Inc.	102,375	4,095,000
Kenneth Cole Productions, Inc. "A"	68,200	1,739,100
Lam Research Corp.*	46,700	1,666,256
LECG Corp.*	79,400	1,379,972
Legg Mason, Inc.	60,950	7,295,106
NeuStar, Inc. "A"*	79,000	2,408,710
New York & Co., Inc.*	146,700	3,110,040
NxStage Medical, Inc.*	112,100	1,340,716
P.F. Chang's China Bistro, Inc.*	64,500	3,201,135
Rowan Companies, Inc.	58,800	2,095,632
Symbol Technologies, Inc.	122,148	1,565,937
Telik, Inc.*	114,300	1,941,957
The First Marblehead Corp.	108,200	3,555,452
Thoratec Corp.*	136,800	2,830,392
THQ, Inc.*	197,100	4,700,835
Ultra Petroleum Corp.*	120,700	6,735,060
Waters Corp.*	65,800	2,487,240
Zions Bancorp.	57,600	4,352,257
(Cost $83,898,810)		115,732,877
Total Common Stocks (Cost $213,893,182)		314,262,413

Warrants 0.0%
Hong Kong
Kingboard Chemical Holdings Ltd.* (Cost $849)	91,640	31,911

Securities Lending Collateral 9.0%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $28,727,151)	28,727,151	28,727,151

Cash Equivalents 1.4%
Cash Management QP Trust, 4.26% (d) (Cost $4,509,408)	4,509,408	4,509,408
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $247,130,590)+	109.2	347,530,883
Other Assets and Liabilities, Net	(9.2)	(29,312,480)
Net Assets	100.0	318,218,403

* Non-income producing security.

+ The cost for federal income tax purposes was $251,568,347. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $95,962,536. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $107,113,761 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,151,225.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $27,782,850 which is 8.7% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $213,894,031), including $27,782,850 of securities loaned	$ 314,294,324
Investment in Daily Assets Fund Institutional (cost $28,727,151)*	28,727,151
Investment in Cash Management QP Trust (cost $4,509,408)	4,509,408
Total investments in securities, at value (cost $247,130,590)	347,530,883
Foreign currency, at value (cost $773)	792
Dividends receivable	258,496
Interest receivable	38,763
Receivable for Portfolio shares sold	31,318
Foreign taxes recoverable	19,575
Other assets	9,013
Total assets	347,888,840
Liabilities
Payable upon return of securities loaned	28,727,151
Payable for Portfolio shares redeemed	509,812
Deferred foreign taxes	731
Accrued management fee	310,101
Other accrued expenses and payables	122,642
Total liabilities	29,670,437
Net assets, at value	$ 318,218,403
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(621,811)
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $731)	100,399,562
Foreign currency related transactions	279
Accumulated net realized gain (loss)	(397,370)
Paid-in capital	218,837,743
Net assets, at value	$ 318,218,403
Class A Net Asset Value, offering and redemption price per share ($285,223,759 ÷ 19,013,655 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 15.00
Class B Net Asset Value, offering and redemption price per share ($32,994,644 ÷ 2,223,191 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 14.84

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $300,200)	$ 3,605,712
Interest	1,060
Interest — Cash Management QP Trust	363,573
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	231,157
Total Income	4,201,502
Expenses: Management fee	2,754,030
Custodian and accounting fees	380,323
Distribution service fees (Class B)	68,421
Record keeping fees (Class B)	31,465
Auditing	42,909
Legal	31,895
Trustees' fees and expenses	10,347
Reports to shareholders	57,179
Other	30,789
Total expenses before expense reductions	3,407,358
Expense reductions	(86,264)
Total expenses after expense reductions	3,321,094
Net investment income (loss)	880,408
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	29,238,124
Foreign currency related transactions	(61,285)
29,176,839
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign taxes of $731)	18,683,790
Foreign currency related transactions	(10,266)
18,673,524
Net gain (loss) on investment transactions	47,850,363
Net increase (decrease) in net assets resulting from operations	$ 48,730,771

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ 880,408	$ 160,121
Net realized gain (loss) on investment transactions	29,176,839	13,182,071
Net unrealized appreciation (depreciation) during the period on investment transactions	18,673,524	33,488,081
Net increase (decrease) in net assets resulting from operations	48,730,771	46,830,273
Distributions to shareholders from: Net investment income: Class A	(1,475,427)	(501,729)
Class B	(100,297)	—
Portfolio share transactions: Class A Proceeds from shares sold	36,509,577	33,267,780
Reinvestment of distributions	1,475,427	501,729
Cost of shares redeemed	(27,263,254)	(26,576,758)
Net increase (decrease) in net assets from Class A share transactions	10,721,750	7,192,751
Class B Proceeds from shares sold	8,447,459	9,197,327
Reinvestment of distributions	100,297	—
Cost of shares redeemed	(3,892,529)	(3,074,994)
Net increase (decrease) in net assets from Class B share transactions	4,655,227	6,122,333
Increase (decrease) in net assets	62,532,024	59,643,628
Net assets at beginning of period	255,686,379	196,042,751
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $621,811 and $111,958, respectively)	$ 318,218,403	$ 255,686,379
Other Information
Class A Shares outstanding at beginning of period	18,170,922	17,610,512
Shares sold	2,735,197	2,966,838
Shares issued to shareholders in reinvestment of distributions	116,727	46,673
Shares redeemed	(2,009,191)	(2,453,101)
Net increase (decrease) in Class A shares	842,733	560,410
Shares outstanding at end of period	19,013,655	18,170,922
Class B Shares outstanding at beginning of period	1,871,933	1,289,405
Shares sold	635,797	862,506
Shares issued to shareholders in reinvestment of distributions	8,017	—
Shares redeemed	(292,556)	(279,978)
Net increase (decrease) in Class B shares	351,258	582,528
Shares outstanding at end of period	2,223,191	1,871,933

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 12.77	$ 10.38	$ 6.97	$ 8.70	$ 11.76
Income (loss) from investment operations: Net investment income (loss)[a]	.04	.01	.02	(.00)[b]	(.00)[b]
Net realized and unrealized gain (loss) on investment transactions	2.27	2.41	3.40	(1.73)	(2.87)
Total from investment operations	2.31	2.42	3.42	(1.73)	(2.87)
Less distributions from: Net investment income	(.08)	(.03)	(.01)	—	—
Net realized gain on investment transactions	—	—	—	—	(.19)
Total distributions	(.08)	(.03)	(.01)	—	(.19)
Net asset value, end of period	$ 15.00	$ 12.77	$ 10.38	$ 6.97	$ 8.70
Total Return (%)	18.19	23.35	49.09	(19.89)	(24.59)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	285	232	183	121	150
Ratio of expenses before expense reductions (%)	1.17	1.18	1.18	1.19	1.23[c]
Ratio of expenses after expense reductions (%)	1.17	1.18	1.18	1.19	1.22[c]
Ratio of net investment income (loss) (%)	.32	.09	.28	(.03)	.00[d]
Portfolio turnover rate (%)	30	24	41	47	56

[a] Based on average shares outstanding during the period.

[b] Amount is less than $.005.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.22% and 1.22%, respectively.

[d] Amount is less than .005%.

Class B Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 12.62	$ 10.25	$ 6.89	$ 8.62	$ 11.69
Income (loss) from investment operations: Net investment income (loss)[a]	.03	(.01)	.00[b]	(.02)	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.24	2.38	3.36	(1.71)	(2.86)
Total from investment operations	2.27	2.37	3.36	(1.73)	(2.88)
Less distributions from: Net investment income	(.05)	—	—	—	—
Net realized gain on investment transactions	—	—	—	—	(.19)
Total distributions	(.05)	—	—	—	(.19)
Net asset value, end of period	$ 14.84	$ 12.62	$ 10.25	$ 6.89	$ 8.62
Total Return (%)	18.06[d]	23.12[d]	48.77	(20.07)	(24.96)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	24	13	4	7
Ratio of expenses before expense reductions (%)	1.54	1.52	1.43	1.44	1.48[c]
Ratio of expenses after expense reductions (%)	1.24	1.39	1.43	1.44	1.47[c]
Ratio of net investment income (loss) (%)	.25	(.12)	.03	(.28)	(.25)
Portfolio turnover rate (%)	30	24	41	47	56

[a] Based on average shares outstanding during the period.

[b] Amount is less than $.005.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.47% and 1.47%, respectively.

[d] Total return would have been less had certain expenses not been reduced.

Performance Summary December 31, 2005

DWS International VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Returns shown for the all periods for Class B reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS International VIP — Class A [] MSCI EAFE® Index

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS International VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,617	$17,294	$9,762	$17,517
	Average annual total return	16.17%	20.03%	-.48%	5.77%
MSCI EAFE® Index	Growth of $10,000	$11,354	$18,920	$12,494	$17,634
	Average annual total return	13.54%	23.68%	4.55%	5.84%
DWS International VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$11,571	$17,152	$9,658	$14,071
	Average annual total return	15.71%	19.70%	-.69%	4.03%
MSCI EAFE® Index	Growth of $10,000	$11,354	$18,920	$12,494	$15,777
	Average annual total return	13.54%	23.68%	4.55%	5.46%

The growth of $10,000 is cumulative.

* The Portfolio commenced selling Class B shares on May 8, 1997. Index returns begin May 31, 1997.

Information About Your Portfolio's Expenses

DWS International VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Class B shares limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,164.20	$ 1,162.20
Expenses Paid per $1,000*	$ 5.62	$ 7.47
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,020.01	$ 1,018.30
Expenses Paid per $1,000*	$ 5.24	$ 6.97

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS International VIP	1.03%	1.37%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2005

DWS International VIP

International equities delivered strong performance in 2005 relative to most other asset classes. The MSCI EAFE® Index returned 13.54% in US dollar terms and was even stronger in local currency terms with a gain of 29.00%. All developed regions reported positive returns for the year, with Japan producing the best return among the countries represented in the MSCI EAFE® Index. The Portfolio gained 16.17% (Class A shares, unadjusted for contract charges), outperforming the benchmark.

The Portfolio's return was bolstered by outperformance in eight of 10 market sectors. The most notable contributors to return stemmed from the energy and financials sectors. Within energy, key positions including OAO Gazprom (Russia), Statoil ASA (Norway), Petroleo Brasileiro SA (Brazil), Total SA (France) and Eni SpA (Italy), were beneficiaries of the rising price of oil in 2005. Among financials, the Portfolio's positions in Mizuho Financial Group, Inc. (Japan), Mitsui Fudosan Co., Ltd. (Japan) and Credit Saison Co., Ltd. (Japan) were lifted by Japan's economic recovery. Several emerging-markets positions, including ICICI Bank Ltd. (India) and OTP Bank Rt (Hungary), ascended throughout 2005 as the need for financial services within developing economies continued to increase. The only lagging sector of note within the Portfolio was industrials, particularly stocks with homebuilding and real estate exposure such as Wienerberger (Austria) and Grafton Group (United Kingdom) (both securities were not held at the end of the reporting period).

Looking ahead, management believes investors will increasingly reward those companies that can command higher prices for their products and services based on their brand, technological capability, market position or cost advantage, as well as those which have the ability to grow amid a potentially slower global macroeconomic environment.

Matthias Knerr, CFA
Manager

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted measure of stock markets in Europe, Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Summary

DWS International VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04

Common Stocks	99%	100%
Cash Equivalents	1%	—
	100%	100%
Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/05	12/31/04

Europe (excluding United Kingdom)	50%	47%
Japan	22%	23%
United Kingdom	17%	21%
Pacific Basin	5%	6%
Latin America	3%	2%
Australia	2%	1%
Other	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04

Financials	34%	30%
Consumer Discretionary	15%	13%
Energy	11%	10%
Industrials	8%	7%
Consumer Staples	7%	5%
Materials	7%	6%
Information Technology	6%	7%
Health Care	6%	9%
Telecommunication Services	4%	8%
Utilities	2%	5%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 70. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on the 15th day of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS International VIP

	Shares	Value ($)

Common Stocks 98.6%
Australia 1.8%
Australia & New Zealand Banking Group Ltd.	338,192	5,937,891
Macquarie Airports	2,089,800	4,856,544
(Cost $9,747,839)		10,794,435
Brazil 1.7%
Companhia Vale do Rio Doce (ADR)	141,806	5,833,899
Petroleo Brasileiro SA (ADR)	59,800	4,261,946
(Cost $3,440,902)		10,095,845
Finland 3.3%
Fortum Oyj	276,400	5,183,322
Neste Oil Oyj*	150,900	4,266,174
Nokia Oyj	182,757	3,342,855
Nokia Oyj (ADR)	72,590	1,328,397
Nokian Renkaat Oyj (a)	435,610	5,492,403
(Cost $21,070,233)		19,613,151
France 8.3%
Axa	236,932	7,646,533
BNP Paribas SA	104,268	8,437,320
Pernod Ricard SA	36,392	6,350,653
Schneider Electric SA	47,568	4,243,392
Total SA	67,284	16,903,326
Vivendi Universal SA	199,731	6,256,772
(Cost $36,039,117)		49,837,996
Germany 12.9%
Adidas-Salomon AG	35,342	6,694,623
Allianz AG (Registered)	59,210	8,968,429
BASF AG	88,649	6,791,414
Bayer AG	153,513	6,413,747
Commerzbank AG	239,036	7,363,522
Continental AG	62,772	5,572,196
Deutsche Boerse AG	50,067	5,130,785
E.ON AG	97,867	10,125,419
Fresenius Medical Care AG (a)	50,240	5,293,643
Hypo Real Estate Holding AG	201,286	10,480,543
Siemens AG (Registered)	48,920	4,193,146
(Cost $59,370,936)		77,027,467
Greece 2.1%
Alpha Bank AE	165,308	4,826,162
Hellenic Telecommunications Organization SA*	350,320	7,465,389
(Cost $8,129,933)		12,291,551
Hong Kong 1.1%
Esprit Holdings Ltd. (Cost $4,197,496)	895,748	6,365,481
Hungary 0.5%
OTP Bank Rt (GDR) (REG S) (Cost $1,614,557)	47,857	3,139,419
India 1.2%
ICICI Bank Ltd. (Cost $3,992,104)	522,802	7,133,380
Indonesia 1.1%
PT Telekomunikasi Indonesia (ADR) (Cost $5,674,309)	265,300	6,330,058
	Shares	Value ($)

Ireland 2.0%
Anglo Irish Bank Corp. PLC	429,040	6,511,796
CRH PLC	185,410	5,454,746
(Cost $10,270,239)		11,966,542
Italy 5.4%
Assicurazioni Generali SpA	152,400	5,326,186
Banca Intesa SpA	1,974,260	10,459,535
Capitalia SpA	1,081,500	6,261,096
Eni SpA	367,620	10,197,328
(Cost $23,799,147)		32,244,145
Japan 21.6%
AEON Co., Ltd.	234,000	5,952,431
Aiful Corp.	55,106	4,602,485
Astellas Pharma, Inc.	143,300	5,589,350
Canon, Inc.	191,500	11,204,053
Credit Saison Co., Ltd.	110,700	5,528,664
Dai Nippon Printing Co., Ltd.	210,862	3,754,697
Daito Trust Construction Co., Ltd.	89,900	4,649,934
Mitsubishi Corp.	541,000	11,972,782
Mitsui & Co., Ltd.	425,000	5,459,575
Mitsui Fudosan Co., Ltd.	400,000	8,123,119
Mitsui Sumitomo Insurance Co., Ltd.	344,000	4,209,030
Mizuho Financial Group, Inc.	1,631	12,944,554
Nishimatsuya Chain Co., Ltd.	16,000	736,677
Nissan Motor Co., Ltd.	549,157	5,564,443
Sega Sammy Holdings, Inc.	271,800	9,103,405
Shinsei Bank Ltd.	843,000	4,874,940
Takefuji Corp.	69,200	4,699,979
Toyota Motor Corp.	301,300	15,635,359
Yamada Denki Co., Ltd.	34,500	4,317,802
(Cost $83,531,791)		128,923,279
Korea 2.2%
POSCO (ADR) (a)	91,500	4,530,165
Samsung Electronics Co., Ltd.	13,617	8,771,494
(Cost $8,299,221)		13,301,659
Mexico 1.0%
Fomento Economico Mexicano SA de CV (ADR) (Cost $5,857,721)	86,400	6,264,864
Norway 1.0%
Statoil ASA (Cost $3,370,796)	266,968	6,131,012
Russia 1.3%
AFK Sistema (GDR) (REG S)	145,892	3,428,462
OAO Gazprom (ADR) (REG S) (b)	57,107	4,094,572
OAO Gazprom (ADR) (REG S) (b)	4,193	300,638
(Cost $4,750,449)		7,823,672
Spain 1.1%
ACS, Actividades de Construccion y Servicios SA (Cost $5,394,466)	213,000	6,861,564
Sweden 1.7%
ForeningsSparbanken AB	114,360	3,116,488
Telefonaktiebolaget LM Ericsson "B"	2,024,637	6,957,340
(Cost $4,923,390)		10,073,828
	Shares	Value ($)

Switzerland 7.6%
Baloise Holding AG "R"	74,543	4,353,849
Nestle SA (Registered)	38,002	11,365,463
Novartis AG (Registered)	139,514	7,331,107
Roche Holding AG (Genusschein)	70,775	10,626,618
UBS AG (Registered)	121,441	11,561,409
(Cost $26,994,411)		45,238,446
Taiwan 0.6%
Hon Hai Precision Industry Co., Ltd. (Cost $2,278,194)	698,091	3,827,895
United Kingdom 19.1%
AstraZeneca PLC	98,384	4,788,642
BHP Billiton PLC	660,454	10,789,281
Hammerson PLC	338,895	5,958,968
Hilton Group PLC	900,446	5,631,409
HSBC Holdings PLC	483,680	7,764,165
Imperial Tobacco Group PLC	341,990	10,220,407
Informa PLC	658,685	4,915,551
National Grid PLC	508,474	4,973,409
Prudential PLC	633,048	5,990,379
Punch Taverns PLC	439,530	6,420,239
Reckitt Benckiser PLC	181,990	6,011,789
Royal Bank of Scotland Group PLC	432,478	13,058,585
Royal Dutch Shell PLC "B"	402,405	12,863,645
Smiths Group PLC	368,771	6,636,564
Vodafone Group PLC	3,886,031	8,390,830
(Cost $89,524,304)		114,413,863
Total Common Stocks (Cost $422,271,555)		589,699,552
	Principal Amount ($)	Value ($)

Other Investments 0.0%
Brazil
Companhia Vale do Rio Doce SA* (Cost $0)	219,880	4,579
	Shares	Value ($)

Securities Lending Collateral 2.0%
Daily Assets Fund Institutional, 4.28% (c) (d) (Cost $11,892,100)	11,892,100	11,892,100

Cash Equivalents 1.5%
Cash Management QP Trust, 4.26% (e) (Cost $8,744,948)	8,744,948	8,744,948
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $442,908,603)+	102.1	610,341,179
Other Assets and Liabilities, Net	(2.1)	(12,270,495)
Net Assets	100.0	598,070,684

* Non-income producing security.

+ The cost for federal income tax purposes was $450,056,662. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $160,284,517. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $163,338,650 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,054,133.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $11,322,939 which is 1.9% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $422,271,555), including $11,322,939 of securities loaned	$ 589,704,131
Investment in Daily Assets Fund Institutional (cost $11,892,100)*	11,892,100
Investment in Cash Management QP Trust (cost $8,744,948)	8,744,948
Total investments in securities, at value (cost $442,908,603)	610,341,179
Cash	63
Foreign currency, at value (cost $46,258)	46,139
Receivable for investments sold	3,540,353
Dividends receivable	914,645
Interest receivable	46,661
Receivable for Portfolio shares sold	181,301
Foreign taxes recoverable	115,517
Other assets	17,244
Total assets	615,203,102
Liabilities
Payable upon return of securities loaned	11,892,100
Payable for investments purchased	3,575,642
Payable for Portfolio shares redeemed	935,053
Deferred foreign taxes	156,933
Accrued management fee	424,572
Accrued distribution service fees (Class B)	3,686
Other accrued expenses and payables	144,432
Total liabilities	17,132,418
Net assets, at value	$ 598,070,684
Net Assets
Net assets consist of: Undistributed net investment income	6,301,420
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $156,933)	167,275,643
Foreign currency related transactions	28
Accumulated net realized gain (loss)	(170,682,258)
Paid-in capital	595,175,851
Net assets, at value	$ 598,070,684
Class A Net Asset Value, offering and redemption price per share ($557,616,582 ÷ 51,410,562 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.85
Class B Net Asset Value, offering and redemption price per share ($40,454,102 ÷ 3,739,529 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.82

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,540,052)	$ 14,084,189
Interest	28,260
Interest — Cash Management QP Trust	215,350
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	411,399
Total Income	14,739,198
Expenses: Management fee	4,841,891
Custodian and accounting fees	709,799
Distribution service fees (Class B)	93,098
Record keeping fees (Class B)	53,601
Auditing	50,498
Legal	24,066
Trustees' fees and expenses	14,766
Reports to shareholders	48,425
Other	67,263
Total expenses before expense reductions	5,903,407
Expense reductions	(23,983)
Total expenses after expense reductions	5,879,424
Net investment income (loss)	8,859,774
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $120,259)	54,149,154
Foreign currency related transactions	(362,287)
53,786,867
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign taxes of $156,933)	21,913,257
Foreign currency related transactions	(232,522)
21,680,735
Net gain (loss) on investment transactions	75,467,602
Net increase (decrease) in net assets resulting from operations	$ 84,327,376

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ 8,859,774	$ 5,345,381
Net realized gain (loss) on investment transactions	53,786,867	34,381,716
Net unrealized appreciation (depreciation) during the period on investment transactions	21,680,735	41,874,166
Net increase (decrease) in net assets resulting from operations	84,327,376	81,601,263
Distributions to shareholders from: Net investment income: Class A	(8,620,538)	(6,363,976)
Class B	(480,677)	(312,686)
Portfolio share transactions: Class A Proceeds from shares sold	58,844,328	57,653,358
Reinvestment of distributions	8,620,538	6,363,976
Cost of shares redeemed	(112,841,762)	(86,826,684)
Net increase (decrease) in net assets from Class A share transactions	(45,376,896)	(22,809,350)
Class B Proceeds from shares sold	4,971,389	19,706,198
Reinvestment of distributions	480,677	312,686
Cost of shares redeemed	(5,251,206)	(13,535,303)
Net increase (decrease) in net assets from Class B share transactions	200,860	6,483,581
Increase (decrease) in net assets	30,050,125	58,598,832
Net assets at beginning of period	568,020,559	509,421,727
Net assets at end of period (including undistributed net investment income of $6,301,420 and $7,025,372, respectively)	$ 598,070,684	$ 568,020,559
Other Information
Class A Shares outstanding at beginning of period	56,078,328	58,747,179
Shares sold	5,966,433	6,770,517
Shares issued to shareholders in reinvestment of distributions	946,272	763,983
Shares redeemed	(11,580,471)	(10,203,351)
Net increase (decrease) in Class A shares	(4,667,766)	(2,668,851)
Shares outstanding at end of period	51,410,562	56,078,328
Class B Shares outstanding at beginning of period	3,699,485	2,910,661
Shares sold	510,934	2,359,763
Shares issued to shareholders in reinvestment of distributions	52,764	37,537
Shares redeemed	(523,654)	(1,608,476)
Net increase (decrease) in Class B shares	40,044	788,824
Shares outstanding at end of period	3,739,529	3,699,485

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 9.50	$ 8.26	$ 6.52	$ 8.05	$ 14.26
Income (loss) from investment operations: Net investment income (loss)[a]	.15	.09	.09	.05	.06
Net realized and unrealized gain (loss) on investment transactions	1.36	1.26	1.70	(1.52)	(3.97)
Total from investment operations	1.51	1.35	1.79	(1.47)	(3.91)
Less distributions from: Net investment income	(.16)	(.11)	(.05)	(.06)	(.05)
Net realized gain on investment transactions	—	—	—	—	(2.25)
Total distributions	(.16)	(.11)	(.05)	(.06)	(2.30)
Net asset value, end of period	$ 10.85	$ 9.50	$ 8.26	$ 6.52	$ 8.05
Total Return (%)	16.17	16.53	27.75	(18.37)	(30.86)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	558	533	485	412	513
Ratio of expenses before expense reductions (%)	1.02	1.04	1.05	1.03	1.01[b]
Ratio of expenses after expense reductions (%)	1.02	1.04	1.05	1.03	1.00[b]
Ratio of net investment income (loss) (%)	1.59	1.05	1.32	.73	.64
Portfolio turnover rate (%)	59	73	119	123	105

[a] Based on average shares outstanding during the period.

[b] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.00% and 1.00%, respectively.

Class B Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 9.48	$ 8.24	$ 6.50	$ 8.03	$ 14.19
Income (loss) from investment operations: Net investment income (loss)[a]	.12	.06	.07	.04	.05
Net realized and unrealized gain (loss) on investment transactions	1.35	1.27	1.71	(1.53)	(3.94)
Total from investment operations	1.47	1.33	1.78	(1.49)	(3.89)
Less distributions from: Net investment income	(.13)	(.09)	(.04)	(.04)	(.02)
Net realized gain on investment transactions	—	—	—	—	(2.25)
Total distributions	(.13)	(.09)	(.04)	(.04)	(2.27)
Net asset value, end of period	$ 10.82	$ 9.48	$ 8.24	$ 6.50	$ 8.03
Total Return (%)	15.71[c]	16.24[c]	27.52	(18.62)	(30.81)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	35	24	8	3
Ratio of expenses before expense reductions (%)	1.41	1.38	1.32	1.28	1.26[b]
Ratio of expenses after expense reductions (%)	1.37	1.35	1.32	1.28	1.25[b]
Ratio of net investment income (loss) (%)	1.24	.74	1.05	.48	.39
Portfolio turnover rate (%)	59	73	119	123	105

[a] Based on average shares outstanding during the period.

[b] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.25% and 1.25%, respectively.

[c] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2005

DWS Health Care VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The returns shown for the life of class period for Class A reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

This Portfolio is subject to stock market risk. The Portfolio may focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Health Care VIP — Class A* [] S&P 500 Index [] Goldman Sachs Healthcare Index

The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Goldman Sachs Healthcare Index is a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Index returns assume the reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
DWS Health Care VIP		1-Year	3-Year	Life of Class*
Class A	Growth of $10,000	$10,850	$15,897	$13,020
	Average annual total return	8.50%	16.71%	5.82%
S&P 500 Index	Growth of $10,000	$10,491	$14,970	$10,817
	Average annual total return	4.91%	14.39%	1.70%
Goldman Sachs Healthcare Index	Growth of $10,000	$11,212	$14,680	$11,873
	Average annual total return	12.12%	13.65%	3.75%
DWS Health Care VIP		1-Year	3-Year	Life of Class*
Class B	Growth of $10,000	$10,806	$15,714	$15,909
	Average annual total return	8.06%	16.26%	14.19%
S&P 500 Index	Growth of $10,000	$10,491	$14,970	$13,428
	Average annual total return	4.91%	14.39%	8.79%
Goldman Sachs Healthcare Index	Growth of $10,000	$11,212	$14,680	$14,214
	Average annual total return	12.12%	13.65%	10.55%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001.

** The Portfolio commenced selling Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

DWS Health Care VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,072.50	$ 1,069.80
Expenses Paid per $1,000*	$ 4.65	$ 6.73
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,020.72	$ 1,018.70
Expenses Paid per $1,000*	$ 4.53	$ 6.56

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Health Care VIP	.89%	1.29%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2005

DWS Health Care VIP

Owing in part to the strong performance of managed care stocks, DWS Health Care VIP posted an 8.50% return for its most recent year ended December 31, 2005 (Class A shares, unadjusted for contract charges). In comparison, the S&P 500 Index returned 4.91%, and the Goldman Sachs Healthcare Index returned 12.12%.

Two positive performers for the Portfolio during the period were Amgen, Inc., from the biotechnology area, and UnitedHealth Group, Inc., within health care services. Investors have become more positive about Amgen's pipeline of drugs in development and seem especially enthusiastic about the company's new product designed to treat osteoporosis. UnitedHealth was the leader among several managed care companies that performed well for the Portfolio during the period. Managed care companies benefited from several major trends, including lower cost due to slower growth in drug and hospital expenditures. A major detractor from performance during the period was Abbott Laboratories, which received unfavorable clinical results on several significant products under development.

We believe some of the best opportunities in health care continue to be in the service areas such as managed care companies, which we think will continue to show strength. Major pharmaceuticals are facing major patent expirations and are lacking meaningful new product pipelines. Thus, we underweighted this sector. We believe that our focus on individual company research will enable us to build a portfolio of the most attractive companies within this industry.

James E. Fenger Leefin Lai, CFA, CPA
Lead Portfolio Manager Portfolio Manager

Thomas Bucher, CFA
Consultant to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk. The Portfolio may focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Goldman Sachs Healthcare Index is an unmanaged market-capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Health Care VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04

Common Stocks	96%	97%
Cash Equivalents	4%	3%
	100%	100%
Industry Diversification (As a % of Common Stocks)	12/31/05	12/31/04

Pharmaceuticals	35%	33%
Biotechnology	23%	27%
Health Care Services	19%	16%
Medical Supply & Specialty	17%	17%
Hospital Management	3%	4%
Life Sciences Equipment	3%	3%
	100%	100%

Asset allocation and industry diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 81. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on the 15th day of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Health Care VIP

	Shares	Value ($)

Common Stocks 95.6%
Health Care 95.6%
Biotechnology 22.0%
Amgen, Inc.*	64,750	5,106,185
Amylin Pharmaceuticals, Inc.*	14,500	578,840
Biogen Idec, Inc.*	48,920	2,217,544
Celgene Corp.*	23,200	1,503,360
Discovery Laboratories, Inc.*	98,800	659,984
DOV Pharmaceutical, Inc.*	72,600	1,065,768
Encysive Pharmaceuticals, Inc.*	39,700	313,233
Gen-Probe, Inc.*	27,800	1,356,362
Genentech, Inc.*	40,700	3,764,750
Genzyme Corp.*	42,900	3,036,462
Gilead Sciences, Inc.*	44,200	2,326,246
GPC Biotech AG (ADR)*	60,512	746,113
ImClone Systems, Inc.*	21,600	739,584
Keryx Biopharmaceuticals, Inc.*	46,400	679,296
Medicines Co.*	59,000	1,029,550
MedImmune, Inc.*	25,200	882,504
MGI Pharma, Inc.*	59,900	1,027,884
Millennium Pharmaceuticals, Inc.*	56,700	549,990
Myogen, Inc.*	29,000	874,640
Rigel Pharmaceuticals, Inc.* (a)	69,000	576,840
		29,035,135
Health Care Services 18.6%
Aetna, Inc.	26,900	2,536,939
Caremark Rx, Inc.*	65,900	3,412,961
Covance, Inc.*	11,400	553,470
DaVita, Inc.*	18,200	921,648
Fisher Scientific International, Inc.*	27,500	1,701,150
Fresenius Medical Care AG	8,729	919,749
Humana, Inc.*	400	21,732
Medco Health Solutions, Inc.*	23,984	1,338,307
Omnicare, Inc.	16,700	955,574
UnitedHealth Group, Inc.	104,200	6,474,988
WellPoint, Inc.*	70,700	5,641,153
		24,477,671
Hospital Management 3.2%
Community Health Systems, Inc.*	65,600	2,515,104
Triad Hospitals, Inc.*	42,600	1,671,198
		4,186,302
Life Sciences Equipment 2.7%
Charles River Laboratories International, Inc.*	18,100	766,897
Invitrogen Corp.*	11,800	786,352
PerkinElmer, Inc.	51,800	1,220,408
Serologicals Corp.*	41,200	813,288
		3,586,945
	Shares	Value ($)

Medical Supply & Specialty 15.7%
ArthroCare Corp.*	23,100	973,434
Bausch & Lomb, Inc.	8,100	549,990
Baxter International, Inc.	52,800	1,987,920
Biomet, Inc.	45,800	1,674,906
C.R. Bard, Inc.	23,000	1,516,160
Cardinal Health, Inc.	37,800	2,598,750
Cytyc Corp.*	46,400	1,309,872
Elekta AB "B"	62,000	920,889
IntraLase Corp.* (a)	33,800	602,654
Kyphon, Inc.*	30,800	1,257,564
Medtronic, Inc.	62,500	3,598,125
Nobel Biocare Holding AG	800	175,944
St. Jude Medical, Inc.*	8,700	436,740
Stryker Corp.	17,600	781,968
The Cooper Companies, Inc.	18,900	969,570
Zimmer Holdings, Inc.*	20,300	1,369,032
		20,723,518
Pharmaceuticals 33.4%
Abbott Laboratories	50,900	2,006,987
Allergan, Inc.	7,900	852,884
Astellas Pharma, Inc.	46,000	1,794,209
AstraZeneca PLC	28,980	1,410,543
AVANIR Pharmaceuticals "A"*	211,000	725,840
Barrier Therapeutics, Inc.*	45,600	373,920
Cardiome Pharma Corp.*	81,900	827,190
Eli Lilly & Co.	23,400	1,324,206
Forest Laboratories, Inc.*	21,500	874,620
Johnson & Johnson	85,000	5,108,500
Medicis Pharmaceutical Corp. "A" (a)	24,700	791,635
New River Pharmaceuticals, Inc.* (a)	16,600	861,208
Novartis AG (Registered)	69,696	3,662,348
Pfizer, Inc.	127,940	2,983,561
Roche Holding AG (Genusschein)	23,298	3,498,113
Sanofi-Aventis	27,250	2,387,334
Schering-Plough Corp.	180,200	3,757,170
Schwarz Pharma AG	28,200	1,790,490
Sepracor, Inc.*	26,900	1,388,040
Shire Pharmaceuticals Group PLC (ADR)	24,800	961,992
Teva Pharmaceutical Industries Ltd. (ADR)	32,100	1,380,621
ViroPharma, Inc.*	31,300	580,615
Wyeth	103,100	4,749,817
		44,091,843
Total Common Stocks (Cost $94,012,368)		126,101,414

	Shares	Value ($)

Securities Lending Collateral 1.9%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $2,559,800)	2,559,800	2,559,800

	Shares	Value ($)

Cash Equivalents 4.3%
Cash Management QP Trust, 4.26% (d) (Cost $5,628,061)	5,628,061	5,628,061
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $102,200,229)+	101.8	134,289,275
Other Assets and Liabilities, Net	(1.8)	(2,362,941)
Net Assets	100.0	131,926,334

* Non-income producing security.

+ The cost for federal income tax purposes was $102,791,519. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $31,497,756. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $35,056,735 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,558,979.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $2,491,772 which is 1.9% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $94,012,368), including $2,491,772 of securities loaned	$ 126,101,414
Investment in Daily Assets Fund Institutional (cost $2,559,800)*	2,559,800
Investment in Cash Management QP Trust (cost $5,628,061)	5,628,061
Total investments in securities, at value (cost $102,200,229)	134,289,275
Cash	10,000
Foreign currency, at value (cost $105,565)	99,672
Receivable for investments sold	261,971
Dividends receivable	30,189
Interest receivable	21,096
Foreign taxes recoverable	6,232
Other assets	1,366
Total assets	134,719,801
Liabilities
Payable upon return of securities loaned	2,559,800
Payable for Portfolio shares redeemed	91,971
Accrued management fee	83,202
Accrued distribution service fees (Class B)	6,831
Other accrued expenses and payables	51,663
Total liabilities	2,793,467
Net assets, at value	$ 131,926,334
Net Assets
Net assets consist of: Accumulated net investment loss	(8,982)
Net unrealized appreciation (depreciation) on: Investments	32,089,046
Foreign currency related transactions	(6,390)
Accumulated net realized gain (loss)	(113,846)
Paid-in capital	99,966,506
Net assets, at value	$ 131,926,334
Class A Net Asset Value, offering and redemption price per share ($109,111,132 ÷ 8,377,800 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.02
Class B Net Asset Value, offering and redemption price per share ($22,815,202 ÷ 1,772,301 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.87

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $38,227)	$ 759,842
Interest	408
Interest — Cash Management QP Trust	97,680
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	35,233
Total Income	893,163
Expenses: Management fee	959,087
Custodian fees	85,944
Distribution service fees (Class B)	52,676
Record keeping fees (Class B)	29,017
Auditing	34,866
Legal	1,448
Trustees' fees and expenses	5,818
Reports to shareholders	21,990
Other	17,448
Total expenses before expense reductions	1,208,294
Expense reductions	(3,270)
Total expenses after expense reductions	1,205,024
Net investment income (loss)	(311,861)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	5,797,819
Foreign currency related transactions	(33,499)
5,764,320
Net unrealized appreciation (depreciation) during the period on: Investments	4,959,885
Foreign currency related transactions	(7,516)
4,952,369
Net gain (loss) on investment transactions	10,716,689
Net increase (decrease) in net assets resulting from operations	$ 10,404,828

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ (311,861)	$ (424,014)
Net realized gain (loss) on investment transactions	5,764,320	5,571,554
Net unrealized appreciation (depreciation) during the period on investment transactions	4,952,369	5,777,481
Net increase (decrease) in net assets resulting from operations	10,404,828	10,925,021
Portfolio share transactions: Class A Proceeds from shares sold	8,840,510	14,603,543
Cost of shares redeemed	(17,288,593)	(16,500,791)
Net increase (decrease) in net assets from Class A share transactions	(8,448,083)	(1,897,248)
Class B Proceeds from shares sold	4,364,689	9,015,887
Cost of shares redeemed	(3,728,727)	(1,312,710)
Net increase (decrease) in net assets from Class B share transactions	635,962	7,703,177
Increase (decrease) in net assets	2,592,707	16,730,950
Net assets at beginning of period	129,333,627	112,602,677
Net assets at end of period (including accumulated net investment loss of $8,982 and $283, respectively)	$ 131,926,334	$ 129,333,627
Other Information
Class A Shares outstanding at beginning of period	9,070,686	9,253,001
Shares sold	715,380	1,284,769
Shares redeemed	(1,408,266)	(1,467,084)
Net increase (decrease) in Class A shares	(692,886)	(182,315)
Shares outstanding at end of period	8,377,800	9,070,686
Class B Shares outstanding at beginning of period	1,720,377	1,034,876
Shares sold	357,712	802,351
Shares redeemed	(305,788)	(116,850)
Net increase (decrease) in Class B shares	51,924	685,501
Shares outstanding at end of period	1,772,301	1,720,377

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.00	$ 10.95	$ 8.19	$ 10.65	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.03)	(.02)	(.03)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.04	1.08	2.78	(2.43)	.67
Total from investment operations	1.02	1.05	2.76	(2.46)	.65
Net asset value, end of period	$ 13.02	$ 12.00	$ 10.95	$ 8.19	$ 10.65
Total Return (%)	8.50	9.59	33.70	(23.10)	6.50c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	109	109	101	69	56
Ratio of expenses before expense reductions (%)	.88	.88	.87	.91	1.40*
Ratio of expenses after expense reductions (%)	.88	.88	.87	.91	.95*
Ratio of net investment income (loss) (%)	(.18)	(.29)	(.24)	(.38)	(.25)*
Portfolio turnover rate (%)	43	77	64	53	34*

[a] For the period May 1, 2001 (commencement of operations of Class A shares) to December 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.91	$ 10.91	$ 8.19	$ 8.09
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)	(.08)	(.07)	(.04)
Net realized and unrealized gain (loss) on investment transactions	1.03	1.08	2.79	.14
Total from investment operations	.96	1.00	2.72	.10
Net asset value, end of period	$ 12.87	$ 11.91	$ 10.91	$ 8.19
Total Return (%)	8.06	9.17	33.21	1.24**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	20	11.3
Ratio of expenses (%)	1.27	1.27	1.26	1.16*
Ratio of net investment income (loss) (%)	(.57)	(.68)	(.63)	(.92)*
Portfolio turnover rate (%)	43	77	64	53
[a] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

DWS Variable Series I (formerly Scudder Variable Series I) (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of seven diversified portfolios: Money Market VIP, DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP (individually or collectively hereinafter referred to as a "Portfolio" or the "Portfolios" and formerly known as Money Market Portfolio, Bond Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Global Discovery Portfolio, International Portfolio and Health Sciences Portfolio, respectively). The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Series offers one class of shares for the Money Market VIP and two classes of shares (Class A shares and Class B shares) for each of the other Portfolios. On May 2, 2005, the DWS Bond VIP commenced offering Class B shares. Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and record keeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fee and record keeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Series' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Series in the preparation of the financial statements for its Portfolios.

Security Valuation. The Money Market VIP values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Securities in each of the remaining Portfolios are valued in the following manner:

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Series. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Series may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. Each Portfolio, except the Money Market VIP, may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised. Each Portfolio, except for Money Market VIP, may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Portfolio writes a covered call option, the Portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Portfolio writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Foreign Currency Translations. The books and records of the Portfolios are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolios may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claims on the collateral may be subject to legal proceedings.

Mortgage Dollar Rolls. The DWS Bond VIP may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them.

At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

When-Issued/Delayed Delivery Securities. Each Portfolio may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations/Assignments. The DWS Bond VIP may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Portfolio invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Portfolio having a contractual relationship only with the Lender, not with the sovereign borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Federal Income Taxes. Each Portfolio is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Series' understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which each Portfolio invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At December 31, 2005, the following Portfolios had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforwards Utilized ($)+	Capital Loss Carryforwards ($)	Expiration Date
Money Market VIP	—	2,690	12/31/2009
		10	12/31/2013
DWS Growth & Income VIP	24,492,000	7,548,000	12/31/2009
		15,651,000	12/31/2010
		7,030,000	12/31/2011
DWS Capital Growth VIP	10,884,000	647,000	12/31/2007
		83,834,000	12/31/2008
		51,869,000	12/31/2009
		132,940,000	12/31/2010
		67,497,000	12/31/2011
		28,617,000	12/31/2012
DWS Global Opportunities VIP	29,221,000	8,289,000	12/31/2010
		5,230,000	12/31/2011
DWS International VIP	52,487,000	49,645,000	12/31/2009
		105,374,000	12/31/2010
		13,952,000	12/31/2011
DWS Health Care VIP	5,204,000	—	—

+ Represents the amount of prior year capital loss carryforwards utilized during the year ended December 31, 2005.

The DWS Capital Growth VIP inherited approximately $176,061,000 of its capital loss carryforward from its merger with the SVS II Eagle Focused Large Cap Growth Portfolio ($22,474,000) and SVS II Growth Portfolio ($153,587,000) (Note J), which is included in the table above and may be applied against net realized taxable gains. The Portfolio utilized approximately $456,000 and $10,428,000 of the inherited amounts from SVS II Eagle Focused Large Cap Growth Portfolio and SVS II Growth Portfolio, respectively, which is also included in the table above. Due to certain limitations under Sections 381-384 of the Internal Revenue Code, approximately $32,647,000 of the losses from SVS II Growth Portfolio cannot be used. At December 31, 2005 the Portfolio had a remaining net tax basis capital loss carryforward of $132,529,000 inherited from its mergers, which may be applied against any net realized taxable gains of each succeeding year until fully utilized or until December 31, 2007 ($647,000), December 31, 2008 ($83,834,000), December 31, 2009 ($33,831,000), December 31, 2010 ($11,910,000) and December 31, 2011 ($2,307,000), the respective expiration dates, whichever occurs first.

The DWS Growth & Income VIP inherited approximately $18,794,000 of its capital loss carryforward from its merger with the SVS II Focus Value & Growth Portfolio (Note J), which is included in the table above and may be applied against net realized taxable gains. The Portfolio utilized approximately $3,700,000 of the inherited amount which is also included in the table above. At December 31, 2005 the Portfolio had a remaining net tax basis capital loss carryforward of $15,094,000 inherited from its merger, which may be applied against any net realized taxable gains of each succeeding year until fully utilized or until December 31, 2009 ($7,548,000), and December 31, 2010 ($7,546,000) the respective expiration dates, whichever occurs first.

In addition, from November 1, 2005 through December 31, 2005, DWS Bond VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP incurred approximately $31,400, $5,800, $12,000, $96,000 and $8,982, respectively, of net realized currency losses. In addition, DWS Bond VIP incurred approximately $152,900 of net realized capital losses. As permitted by tax regulations, the Portfolios intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2006.

Distribution of Income and Gains. Net investment income of Money Market VIP is declared as a daily dividend and is distributed to shareholders monthly. All other Portfolios will declare and distribute dividends from their net investment income, if any, in April, although additional distributions may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in forward foreign currency exchange contracts, passive foreign investment companies, post October loss deferrals and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

At December 31, 2005, the Portfolios' components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Portfolio	Undistributed Ordinary Income ($)*	Undistributed Net Long-Term Capital Gains ($)	Capital Loss Carryforwards ($)	Net Unrealized Gain (Loss) on Investments ($)
Money Market VIP	3,677	—	(2,700)	—
DWS Bond VIP	8,194,250	67,901	—	(1,470,006)
DWS Growth & Income VIP	2,776,543	—	(30,229,000)	31,549,540
DWS Capital Growth VIP	5,517,479	—	(365,404,000)	270,338,925
DWS Global Opportunities VIP	3,418,577	—	(13,519,000)	95,962,536
DWS International VIP	11,838,678	—	(168,971,000)	160,284,517
DWS Health Care VIP	—	477,444	—	31,497,756

In addition, the tax character of distributions paid to shareholders by the Portfolios is summarized as follows:

	Distributions from Ordinary Income ($)* Years Ended December 31,		Distributions from Long-Term Capital Gains ($) Years Ended December 31,
Portfolio	2005	2004	2005	2004
Money Market VIP	1,444,352	540,356	—	—
DWS Bond VIP	6,958,800	6,665,081	1,051,416	—
DWS Growth & Income VIP	2,545,821	1,352,130	—	—
DWS Capital Growth VIP	6,821,611	3,797,565	—	—
DWS Global Opportunities VIP	1,575,724	501,729	—	—
DWS International VIP	9,101,215	6,676,662	—	—
DWS Health Care VIP	—	—	—	—

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, each Portfolio may enter into contracts with service providers that contain general indemnification clauses. Each Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Portfolio that have not yet been made. However, based on experience, each Portfolio expects the risk of loss to be remote.

Expenses. Expenses of the Series arising in connection with a specific portfolio are allocated to that portfolio. Other Series expenses which cannot be directly attributed to a portfolio are apportioned among the portfolios in the Series.

Other. For the Money Market VIP, investment transactions are accounted for on trade date. For all other Portfolios, investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term investments) were as follow:

Portfolio	Purchases ($)	Sales ($)
DWS Bond VIP excluding US Treasury Obligations and mortgage dollar roll transactions	201,504,071	179,865,410
US Treasury Obligations	164,280,702	151,765,440
mortgage dollar roll transactions	16,753,582	17,212,507
DWS Growth & Income VIP	420,132,427	316,238,132
DWS Capital Growth VIP	164,670,736	261,220,617
DWS Global Opportunities VIP	107,023,480	81,233,299
DWS International VIP	327,151,600	372,568,000
DWS Health Care VIP	53,711,178	63,520,618

For the year ended December 31, 2005, transactions for written options were as follows for the DWS Growth & Income VIP:

	Contract Amounts	Premium ($)
Beginning of period	119	9,684
Options written	487	27,816
Options exercised	(222)	(5,778)
Options closed	(29)	(2,920)
Options expired	(355)	(28,802)
End of period	—	—

C. Related Parties

Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Portfolios in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolios. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement.

Under the Series' Management Agreement with the Advisor, the Portfolios pay a monthly investment management fee, based on the average daily net assets of each Portfolio, payable monthly, at the annual rates shown below:

Portfolio	Annual Management Fee Rate
Money Market VIP	0.370%
DWS Bond VIP	0.475%
DWS Global Opportunities VIP	0.975%

Prior to December 2, 2005, Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, served as subadvisor with respect to the investment and reinvestment of assets in DWS Bond VIP. The Advisor compensated DeAMIS out of the management fee it receives from DWS Bond VIP. On December 1, 2005, Aberdeen Asset Management PLC ("Aberdeen PLC") acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia. As of December 2, 2005, and pursuant to a written contract with the Advisor (the "Sub-Advisory Agreement"), Aberdeen Asset Management Inc. ("AAMI"), a direct wholly-owned subsidiary of Aberdeen PLC, serves as subadvisor to the Fund. AAMI is paid by the Advisor for its services.

For the period January 1, 2005 through April 29, 2005, the DWS Growth & Income VIP paid the Advisor a monthly investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rate shown below:

Portfolio	Annual Management Fee Rate
DWS Growth & Income VIP	0.475%

Effective April 30, 2005, the DWS Growth & Income VIP pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
first $250 million	0.475%
next $750 million	0.450%
over $1 billion	0.425%

For the year ended December 31, 2005, the DWS Growth & Income VIP waived a portion of its management fees pursuant to the Management Agreement aggregating $57,047 and the amount charged aggregated $1,278,499, which was equivalent to an annual effective rate of 0.450% of the Portfolio's average daily net assets.

From January 1, 2005 through April 29, 2005, the DWS Capital Growth VIP paid the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
first $500 million	0.475%
next $500 million	0.450%
over $1 billion	0.425%

Effective April 30, 2005, the DWS Capital Growth VIP pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
first $250 million	0.475%
next $750 million	0.450%
over $1 billion	0.425%

For the year ended December 31, 2005, the DWS Capital Growth VIP waived a portion of its management fees pursuant to the Management Agreement aggregating $31,311 and the amount charged aggregated $4,389,692, which was equivalent to an annual effective rate of 0.454% of the Portfolio's average daily net assets.

DWS International VIP pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
first $500 million	0.875%
over $500 million	0.725%

For the year ended December 31, 2005, DWS International VIP incurred a management fee equivalent to an annualized effective rate of 0.858% of the Portfolio's average daily net assets. Prior to September 30, 2005, Deutsche Asset Management Investment Services Limited ("DeAMIS"), an indirect wholly owned subsidiary of Deutsche Bank AG, was the subadvisor for the Fund. The subadvisor was paid by the Advisor for its services. Effective October 1, 2005, DeIM performs the services previously performed by DeAMIS.

The DWS Health Care VIP pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
first $250 million	0.750%
next $750 million	0.725%
next $1.5 billion	0.700%
next $2.5 billion	0.680%
next $2.5 billion	0.650%
next $2.5 billion	0.640%
next $2.5 billion	0.630%
over $12.5 billion	0.620%

For the year ended December 31, 2005, DWS Health Care VIP incurred a management fee equivalent to an annual effective rate of 0.750% of the Portfolio's average daily net assets.

In addition, for the period January 1, 2005 through April 30, 2006 (DWS Bond VIP Class B commenced operations on May 2, 2005), the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Portfolio	Operating Expense Ratio
Money Market VIP	0.68%
DWS Bond VIP Class A	0.71%
DWS Bond VIP Class B	1.11%
DWS Global Opportunities VIP Class A	1.24%
DWS Global Opportunities VIP Class B	1.24%
DWS International VIP Class A	1.37%
DWS International VIP Class B	1.37%
DWS Health Care VIP Class A	0.95%
DWS Health Care VIP Class B	1.35%

Also, for the period from January 1, 2005 through April 30, 2005, the Advisor contractually agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of each class as follows:

Portfolio	Operating Expense Ratio
DWS Capital Growth VIP Class A	1.08%
DWS Capital Growth VIP Class B	1.08%
DWS Growth & Income VIP Class A	1.09%
DWS Growth & Income VIP Class B	1.09%

Effective May 1, 2005 through April 30, 2008, the Advisor contractually agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Portfolio	Operating Expense Ratio
DWS Capital Growth VIP Class A	0.49%
DWS Capital Growth VIP Class B	0.86%
DWS Growth & Income VIP Class A	0.54%
DWS Growth & Income VIP Class B	0.89%

Under these arrangements, the Advisor reimbursed DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP and DWS International VIP $12,854, $11,870, $81,355 and $16,354, respectively, for expenses.

Service Provider Fees. DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each portfolio. In turn, DWS-SFAC has delegated certain fund accounting functions to a third-party service provider. For the year ended December 31, 2005, DWS-SFAC received the following fee for its services for the following portfolios:

Portfolio	Total Aggregated ($)	Unpaid at December 31, 2005 ($)
Money Market VIP	43,702	3,552
DWS Bond VIP	135,150	6,200
DWS Growth & Income VIP	93,605	9,330
DWS Capital Growth VIP	146,442	12,889
DWS Global Opportunities VIP	226,558	21,042
DWS International VIP	374,978	30,499
DWS Health Care VIP	63,666	5,685

DWS Scudder Investments Service Company, an affiliate of the Advisor, is the transfer agent and dividend-paying agent of the Series. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services.

DWS Scudder Distributors, Inc. ("DWS-SDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DWS-SDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DWS-SDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. These fees are detailed in each Portfolio's Statement of Operations.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Portfolios. For the year ended December 31, 2005, the amount charged to the Portfolios by DeIM included in the reports to shareholders were as follows:

Portfolio	Amount ($)	Unpaid at December 31, 2005 ($)
Money Market VIP	4,114	1,303
DWS Bond VIP	4,114	1,303
DWS Growth & Income VIP	4,114	1,303
DWS Capital Growth VIP	4,114	1,303
DWS Global Opportunities VIP	4,114	1,303
DWS International VIP	4,114	1,303
DWS Health Care VIP	4,114	1,303

Trustees' Fees and Expenses. The Portfolios pay each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings. Allocated Trustees' fees and expenses for each Portfolio for the year ended December 31, 2005 are detailed in each Portfolio's Statement of Operations.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Series may invest in the Cash Management QP Trust (the ``QP Trust''), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Expense Reductions

For the year ended December 31, 2005, the Advisor agreed to reimburse the Portfolios a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider as follows:

Portfolio	Amount ($)
Money Market VIP	2,353
DWS Bond VIP	3,716
DWS Growth & Income VIP	5,181
DWS Capital Growth VIP	13,590
DWS Global Opportunities VIP	4,909
DWS International VIP	7,629
DWS Health Care VIP	3,200

In addition, Money Market VIP, DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Health Care VIP have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios' expenses. During the year ended December 31, 2005, the custodian fees were reduced as follows:

Portfolio	Custody Credits ($)
Money Market VIP	52
DWS Bond VIP	1,186
DWS Growth & Income VIP	7,444
DWS Capital Growth VIP	130
DWS Health Care VIP	70

F. Forward Foreign Currency Exchange Contracts

As of December 31, 2005, the DWS Bond VIP had entered into the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
CHF	1,790,000	EUR	1,163,426	1/25/2006	4,779
CHF	1,790,000	EUR	1,163,426	1/25/2006	8,763
EUR	797,033	CHF	1,230,000	1/25/2006	3,288
EUR	420,534	GBP	290,000	1/25/2006	1,129
EUR	401,670	SEK	3,800,000	1/25/2006	7,521
EUR	400,490	SEK	3,760,000	1/25/2006	4,348
EUR	1,940,000	USD	2,359,079	1/25/2006	59,048
EUR	372,000	USD	442,806	1/25/2006	1,770
EUR	60,000	USD	72,089	1/25/2006	954
GBP	515,496	EUR	759,000	1/25/2006	10,537
GBP	515,496	EUR	759,000	1/25/2006	2,516
JPY	110,000,000	USD	942,951	1/25/2006	7,239
JPY	56,000,000	USD	484,995	1/25/2006	8,633
MXN	10,300,000	USD	974,770	1/25/2006	9,224
NZD	1,322,250	AUD	1,230,000	1/25/2006	24,138
NZD	660,445	AUD	613,000	1/25/2006	10,048
USD	1,012,233	EUR	857,000	1/25/2006	3,812
USD	897,242	EUR	763,000	1/25/2006	7,357
USD	511,098	JPY	61,100,000	1/25/2006	8,647
USD	443,060	RUB	12,800,000	1/25/2006	1,839
USD	78,071	RUB	2,250,000	1/25/2006	134
USD	451,951	SGD	760,000	1/25/2006	5,529
USD	462,613	SGD	778,000	1/25/2006	5,702
USD	77,011	SGD	130,000	1/25/2006	1,242
USD	77,368	TRY	107,000	1/25/2006	1,344
Total unrealized appreciation					199,541
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
EUR	797,033	CHF	1,230,000	1/25/2006	(9,730)
EUR	420,534	GBP	290,000	1/25/2006	(822)
EUR	401,670	SEK	3,800,000	1/25/2006	(4,489)
EUR	400,490	SEK	3,760,000	1/25/2006	(4,960)
EUR	760,000	USD	890,515	1/25/2006	(10,528)
EUR	274,000	USD	323,560	1/25/2006	(1,290)
EUR	41,000	USD	48,270	1/25/2006	(339)
MXN	2,540,000	USD	230,553	1/25/2006	(7,553)
MXN	1,100,000	USD	101,196	1/25/2006	(1,921)
MXN	830,000	USD	77,762	1/25/2006	(44)
NZD	1,322,250	AUD	1,230,000	1/25/2006	(23,964)
NZD	660,445	AUD	613,000	1/25/2006	(10,963)
SEK	7,100,000	EUR	738,279	1/25/2006	(15,849)
SEK	7,100,000	EUR	738,279	1/25/2006	(4,293)
SGD	1,668,000	USD	980,061	1/25/2006	(23,987)
SGD	130,000	USD	76,384	1/25/2006	(1,870)
TRY	210,000	USD	154,253	1/25/2006	(228)
USD	78,333	ARS	235,000	1/25/2006	(1,475)
USD	86,288	BRL	202,000	1/25/2006	(572)
USD	77,261	BRL	176,000	1/25/2006	(2,578)
USD	1,414,718	CHF	1,790,000	1/25/2006	(48,922)
USD	926,482	EUR	767,000	1/25/2006	(17,140)
USD	510,043	EUR	423,000	1/25/2006	(8,541)
USD	76,926	RUB	2,200,000	1/25/2006	(459)
USD	1,384,043	SEK	10,790,000	1/25/2006	(23,237)
Total unrealized depreciation					(225,754)
Currency Abbreviations

ARS Argentine Peso

AUD Australian Dollar

BRL Brazilian Real

CHF Swiss Franc

EUR Euro Currency

GBP Pound Sterling

JPY Japanese Yen

MXN Mexican Peso

NZD New Zealand Dollar

RUB Russian Ruble

SEK Swedish Krona

SGD Singapore Dollar

TRY New Turkish Lira

USD United States Dollar

G. Ownership of the Portfolios

At the end of the period, the beneficial ownership in the Portfolios was as follows:

Money Market VIP: Three participating insurance companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 47%, 14% and 14%.

DWS Bond VIP: One participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Portfolio, owning 66%. Two participating insurance companies were owners of record each owning 75% and 25% of the total outstanding Class B shares of the Portfolio.

DWS Growth & Income VIP: Four participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 27%, 27%, 16% and 11%. Two participating insurance companies were owners of record, each owning 67% and 23% of the total outstanding Class B shares of the Portfolio.

DWS Capital Growth VIP: Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 40%, 18% and 12%. Two participating insurance companies were owners of record, each owning 84% and 15% of the total outstanding Class B shares of the Portfolio.

DWS Global Opportunities VIP: Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 58%, 20% and 10%. Three participating insurance companies were owners of record, each owning 64%, 19% and 16% of the total outstanding Class B shares of the Portfolio.

DWS International VIP: Two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 31% and 21%. Two participating insurance companies were owners of record, each owning 83% and 16% of the total outstanding Class B shares of the Portfolio.

DWS Health Care VIP: Two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 78% and 21%. Two participating insurance companies were owners of record, each owning 75% and 25% of the total outstanding Class B shares of the Portfolio.

H. Line of Credit

The Series and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

I. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

J. Acquisition of Assets

On April 29, 2005, the DWS Growth & Income VIP acquired all of the net assets of SVS Focus Value+Growth Portfolio pursuant to a plan of reorganization approved by shareholders on April 20, 2005. The acquisition was accomplished by a tax-free exchange of 7,630,195 Class A shares and 797,917 Class B shares of the SVS Focus Value+Growth Portfolio, respectively, for 11,366,540 Class A shares and 1,191,379 Class B shares of DWS Growth & Income VIP, respectively, outstanding on April 29, 2005. SVS Focus Value+Growth Portfolio's net assets at that date of $109,496,717, including $2,627,352 of net unrealized appreciation, were combined with those of the DWS Growth & Income VIP. The aggregate net assets of the DWS Growth & Income VIP immediately before the acquisition were $196,724,411. The combined net assets of the DWS Growth & Income VIP immediately following the acquisition were $306,221,128.

On April 29, 2005, the DWS Capital Growth VIP acquired all of the net assets of Scudder Growth Portfolio and SVS Eagle Focused Large Cap Growth Portfolio pursuant to a plan of reorganization approved by shareholders on April 20, 2005. The acquisition was accomplished by a tax-free exchange of 13,922,674 Class A shares and 864,495 Class B shares of the Scudder Growth Portfolio and 9,460,787 Class A shares and 3,575,054 Class B shares of the SVS Eagle Focused Large Cap Growth Portfolio, respectively, for 17,164,853 Class A shares and 1,066,401 Class B shares and 5,035,742 Class A shares and 1,896,817 of Class B shares of the DWS Capital Growth VIP, respectively, outstanding on April 29, 2005. Scudder Growth Portfolio and SVS Eagle Focused Large Cap Growth Portfolio's net assets at that date of $275,619,467 and $104,748,174, respectively, including $53,072,812 and $4,059,393, respectively, of net unrealized appreciation, were combined with those of the DWS Capital Growth VIP. The aggregate net assets of the DWS Capital Growth VIP immediately before the acquisition were $680,032,918. The combined net assets of the DWS Capital Growth VIP immediately following the acquisition were $1,060,400,559.

K. Payments Made by Affiliates

During the year ended December 31, 2005, the Advisor fully reimbursed the DWS Bond VIP $517 for losses incurred for a trade executed in error.

L. Subsequent Event

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and the Scudder funds were renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank's mutual fund operations around the globe. In addition, the Web site for all Scudder funds changed to www.dws-scudder.com.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of DWS Variable Series I:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the seven Portfolios (identified in Note A) of DWS Variable Series I (formerly Scudder Variable Series I) (the "Series") at December 31, 2005 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
February 22, 2006

Tax Information (Unaudited)

The DWS Bond VIP paid distributions of $0.042 per share from net long-term capital gains during its year ended December 31, 2005, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the DWS Bond VIP and DWS Health Care VIP designate approximately $141,600 and $525,100, respectively, as capital gain dividends for its year ended December 31, 2005, of which 100% represents 15% rate gains.

For corporate shareholders of DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Global Opportunities VIP, had 100%, 100% and 50% of their respective income dividends paid during the Portfolios fiscal years ended December 31, 2005, qualified for the dividends received deduction.

DWS International VIP paid foreign taxes of $1,171,329 and earned $15,624,241 of foreign source income during the year ended December 31, 2005. Pursuant to Section 853 of the Internal Revenue Code, DWS International VIP designates $0.03 per share as foreign taxes paid and $0.29 per share as income earned from foreign sources for the year ended December 31, 2005.

DWS Global Opportunities VIP paid foreign taxes of $282,556 and earned $1,679,405 of foreign source income during the year ended December 31, 2005. Pursuant to Section 853 of the Internal Revenue Code, DWS Global Opportunities VIP designates $0.01 per share as foreign taxes paid and $0.08 per share as income earned from foreign sources for the year ended December 31, 2005.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-728-3337.

Proxy Voting

A description of the series' policies and procedures for voting proxies for portfolio securities and information about how the series voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the series' policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS Bond VIP (the "Portfolio") was held on November 18, 2005 at the offices of Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To approve an Amended and Restated Investment Management Agreement between DWS Variable Series I, on behalf of the Portfolio, and DeIM:

Number of Votes:
Affirmative	Against	Abstain
22,755,884	798,631	2,580,662

2. To approve a new Sub-advisory Agreement between DeIM and Aberdeen Asset Management, Inc. ("AAMI"):

Number of Votes:
Affirmative	Against	Abstain
22,625,443	829,471	2,680,264

3. To approve a new Sub-sub-advisory Agreement between AAMI and Aberdeen Asset Management Investment Services Limited:

Number of Votes:
Affirmative	Against	Abstain
22,515,990	810,567	2,808,620

Investment Management Agreement Approvals

Money Market VIP

The Portfolio's Trustees approved the continuation of the Portfolio's current investment management agreement with DeIM in September 2005.

In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all of your Portfolio's Trustees — including the chair of the board — are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Portfolio since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Portfolio's Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Trustees note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Portfolio's current investment management agreement, the Board considered factors that it believes relevant to the interests of Portfolio shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Portfolio were lower than the median (2nd quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Portfolio represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Portfolio.

The extent to which economies of scale would be realized as the Portfolio grows. The Board noted that the Fund's management fee does not contain breakpoints and determined that, at the present time and at current asset levels and management fee rates, fee breakpoints are not warranted. The Board continues to monitor the Fund's management fees and asset levels to determine if any breakpoints are appropriate.

The total operating expenses of the Portfolio, including relative to the Portfolio's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Portfolio for the year ending December 31, 2004 were lower than the median (2nd quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Portfolio to experience a material increase in total expenses prior to the Board's next annual review of the Portfolio's contractual arrangements, and also serve to ensure that the Portfolio's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Portfolio and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Portfolio's performance was in the 1st quartile of the applicable ImoneyNet universe for each of the one-, three- and five-ear periods. The Board also observed that the Portfolio has outperformed its benchmark in each of the one-, three- and five-year periods ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Portfolio and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Portfolio. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Portfolio (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Portfolio's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Portfolio. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Portfolio's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Portfolio against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Portfolio shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Portfolio's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Portfolio's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

DWS Bond VIP

Background

Prior to December 2, 2005, Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the investment advisor of the Portfolio, was the subadvisor for the Portfolio and was responsible for managing the Portfolio's assets. DeAMIS rendered investment advisory and management services, including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the portfolio that is allocated to it by DeIM from time-to-time for management. DeAMIS provided a full range of international investment advisory services to institutional and retail clients.

On December 1, 2005, Aberdeen Asset Management PLC ("Aberdeen PLC") acquired from Deutsche Bank AG, the parent company of DeIM, parts of its asset management business and related assets based in London and Philadelphia (the "Aberdeen Transaction"). As of that date, DeAMIS became a direct wholly owned subsidiary of Aberdeen PLC and was renamed Aberdeen Asset Management Investment Services Limited ("AAMISL"), and the individuals at the Advisor's Philadelphia-based Fixed Income team who managed all or a portion of the assets of the Portfolio became employees of Aberdeen Asset Management, Inc. ("AAMI"). AAMI and AAMISL are each a direct wholly owned subsidiary of Aberdeen PLC and each a registered investment advisor under the Investment Advisors Act of 1940, as amended.

As of December 2, 2005, AAMI became the subadvisor to the Portfolio pursuant to a written contract with the Advisor ("Aberdeen Sub-Advisory Agreement"). As the subadvisor and pursuant to the Aberdeen Sub-Advisory Agreement, AAMI may delegate certain of its duties and responsibilities with respect to the services it is contacted to provide to the Portfolio. Pursuant to such authority, AAMI has entered into an investment sub-sub-advisory agreement with AAMISL to provide investment services to the Portfolio ("Sub-Sub-Advisory Agreement"). Aberdeen PLC and its asset management subsidiaries, including AAMI and AAMISL, are known as "Aberdeen."

Prior to December 2, 2005, DeIM served as investment advisor to the Portfolio pursuant to an Investment Management Agreement between DeIM and the Portfolio (the "Previous Investment Management Agreement"). On December 2, 2005, DeIM began serving as investment advisor to the Portfolio pursuant to an Amended and Restated Investment Management Agreement, which contains provisions substantially identical to the Previous Investment Management Agreement, except that the Amended and Restated Investment Management Agreement contains a specific provision authorizing DeIM to delegate some or all of its duties under the Amended and Restated Investment Management Agreement to non-affiliated sub-advisors, such as AAMI and AAMISL.

Board Considerations — Aberdeen Transaction

The Board of Trustees of the Portfolio held a meeting on August 9, 2005 to consider information about Aberdeen PLC, Aberdeen, AAMI, AAMISL and the Aberdeen Transaction. To assist the Board in its consideration of the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, as discussed below, the Board received and considered extensive information about Aberdeen PLC and AAMISL and AAMI and the resources that they intended to commit to the Portfolio. The Board conducted a thorough review of the potential implications of the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement on the Portfolio's shareholders and was assisted in this review by its independent legal counsel. On September 9, 2005, the Board, including its Independent Trustees, approved the Amended and Restated Investment Management Agreement, the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, and directed that these agreements be submitted to the Portfolio's shareholders for approval.

In approving the terms of the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, the Board considered the following factors, among others:

DeIM and Aberdeen PLC have advised the Board that the same London-based and/or Philadelphia-based Fixed Income team that managed the Portfolio prior to the Aberdeen Transaction would become employees of Aberdeen and would continue to manage the Portfolio as employees of an Aberdeen PLC subsidiary. In this regard, the Board also considered Aberdeen PLC's assurances regarding the arrangements and incentives that had been established to ensure continued employment with Aberdeen of key members of this investment team. The Board concluded that continued access to the services provided by this team was in the best interests of the Portfolio and its shareholders.

The advisory fees paid by the Portfolio would not change as a result of implementing the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, and the overall scope of services provided to the Portfolio and the standard of care applicable to those services would not be adversely affected. In this regard, the Board also considered DeIM's and Aberdeen PLC's representations that they do not expect any diminution in the nature or quality of services provided to the Portfolio after the Aberdeen Transaction.

The terms of the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement are consistent with other sub-advisory agreements considered by the Board and determined to be in the best interests of shareholders. The Board considered the fees payable to AAMISL by DeIM under the Aberdeen Sub-Advisory Agreement and the fees payable to AAMISL by AAMI under the Sub-Sub-Advisory Agreement, including relative to the fees paid to sub-advisors of other similar funds, and concluded that such fees are fair and reasonable. The Board also considered the portion of the fees retained by DeIM under the Amended and Restated Investment Management Agreement in light of the services DeIM will continue to provide and its estimated costs of providing such services and concluded that such fees are fair and reasonable.

The benefits to DeIM, Aberdeen PLC and their respective affiliates from the Aberdeen Transaction, including DeIM's conflicts of interest in recommending to the Board that they approve the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement.

The resources and operations of Aberdeen, including the experience and professional qualifications of Aberdeen personnel that would be providing compliance and other services to the Portfolio. The Board noted that, pursuant to the Amended and Restated Investment Management Agreement, DeIM will oversee the management of the Portfolio's portfolio by AAMI and AAMISL and will continue to provide the same administrative services that it currently provides.

DeIM's commitment to pay all costs associated with obtaining shareholder approval of the Amended and Restated Investment Management Agreement and the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement.

The Board evaluated the Amended and Restated Investment Management Agreement in conjunction with its broader annual review of all contractual arrangements between the Portfolio and DeIM and its affiliates. With regard to the Amended and Restated Investment Management Agreement for the Portfolio, the Board considered in particular that its terms are substantially identical to the terms of the Previous Investment Management Agreement for the Portfolio, except that the Amended and Restated Investment Management Agreement contains a provision specifically authorizing DeIM to delegate some or all of its advisory duties to an unaffiliated sub-advisor (such as AAMI). At the conclusion of this review, the Board unanimously voted to continue the current contractual arrangements between the Portfolio and DeIM and its affiliates, pending shareholder approval of the Amended and Restated Investment Management Agreement, the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement. The factors considered by the Board in connection with their general contract review, which are also pertinent to its approval of the Amended and Restated Investment Management Agreement, the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, are set forth below.

Board Considerations — General Contract Review

In terms of the process the Trustees followed prior to approving the Previous Investment Management Agreement, shareholders should know that:

At the present time, all of the Portfolio's Trustees — including the chair of the board — are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Portfolio since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Portfolio's Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Trustees note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining whether to provide the continuation of the Portfolio's Previous Investment Management Agreement, the Board considered factors that it believes are relevant to the interests of Portfolio shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Portfolio (Class A shares) were higher than the median (3rd quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Portfolio represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Portfolio.

The extent to which economies of scale would be realized as the Portfolio grows. The Board noted that the Fund's management fee does not contain breakpoints and determined that, at the present time and at current asset levels and management fee rates, fee breakpoints are not warranted. The Board continues to monitor the Fund's management fees and asset levels to determine if any breakpoints are appropriate.

The total operating expenses of the Portfolio, including relative to the Portfolio's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Portfolio (Class A shares) for the year ending December 31, 2004 were lower than the median (2nd quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Portfolio to experience a material increase in total expenses prior to the Board's next annual review of the Portfolio's contractual arrangements, and also serve to ensure that the Portfolio's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Portfolio and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Portfolio's performance (Class A shares) was in the 1st quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Portfolio has outperformed its benchmark in the one- and three-year periods ended June 30, 2005 and underperformed its benchmark in the five-year period ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Portfolio and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Portfolio. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Portfolio (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Portfolio's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Portfolio. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Portfolio's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Portfolio against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Portfolio shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board concluded that the Amended and Restated Investment Management Agreement, the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement were in the best interests of the Portfolio's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

DWS Growth & Income VIP

The Portfolio's Trustees approved the continuation of the Portfolio's current investment management agreement with DeIM in September 2005.

In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all of your Portfolio's Trustees — including the chair of the board — are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Portfolio since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Portfolio's Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Trustees note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Portfolio's current investment management agreement, the Board considered factors that it believes relevant to the interests of Portfolio shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Portfolio (Class A shares) were lower than the median (1st quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Portfolio represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Portfolio.

The extent to which economies of scale would be realized as the Portfolio grows. In this regard, the Board noted that the Portfolio's investment management fee schedule includes fee breakpoints. The Board concluded that the Portfolio's fee schedule represents an appropriate sharing between Portfolio shareholders and DeIM of such economies of scale as may exist in the management of the Portfolio at current asset levels.

The total operating expenses of the Portfolio, including relative to the Portfolio's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Portfolio (Class A shares) for the year ending December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Portfolio to experience a material increase in total expenses prior to the Board's next annual review of the Portfolio's contractual arrangements, and also serve to ensure that the Portfolio's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Portfolio and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Portfolio's performance (Class A shares) was in the 2nd quartile of the applicable Lipper universe for each of the one-, three- and five-year periods. The Board also observed that the Portfolio has outperformed its benchmark in the five-year period ended June 30, 2005 and underperformed its benchmark in the one- and three-year periods ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Portfolio and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Portfolio. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Portfolio (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Portfolio's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Portfolio. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Portfolio's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Portfolio against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Portfolio shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Portfolio's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Portfolio's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

DWS Capital Growth VIP

The Portfolio's Trustees approved the continuation of the Portfolio's current investment management agreement with DeIM in September 2005.

In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all of your Portfolio's Trustees — including the chair of the board — are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Portfolio since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Portfolio's Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Trustees note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Portfolio's current investment management agreement, the Board considered factors that it believes relevant to the interests of Portfolio shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Portfolio (Class A shares) were lower than the median (1st quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Portfolio represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Portfolio.

The extent to which economies of scale would be realized as the Portfolio grows. In this regard, the Board noted that the Portfolio's investment management fee schedule includes fee breakpoints. The Board concluded that the Portfolio's fee schedule represents an appropriate sharing between Portfolio shareholders and DeIM of such economies of scale as may exist in the management of the Portfolio at current asset levels.

The total operating expenses of the Portfolio, including relative to the Portfolio's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Portfolio (Class A shares) for the year ending December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Portfolio to experience a material increase in total expenses prior to the Board's next annual review of the Portfolio's contractual arrangements, and also serve to ensure that the Portfolio's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Portfolio and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Portfolio's performance (Class A shares) was in the 2nd quartile of the applicable Lipper universe for each of the one-, three- and five-year periods. The Board also observed that the Portfolio has outperformed its benchmark in the one-year period ended June 30, 2005 and underperformed its benchmark in the three- and five-year periods ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Portfolio and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Portfolio. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Portfolio (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Portfolio's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Portfolio. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Portfolio's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Portfolio against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Portfolio shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Portfolio's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Portfolio's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

DWS Global Opportunities VIP

The Portfolio's Trustees approved the continuation of the Portfolio's current investment management agreement with DeIM in September 2005.

In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all of your Portfolio's Trustees — including the chair of the board — are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Portfolio since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Portfolio's Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Trustees note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Portfolio's current investment management agreement, the Board considered factors that it believes relevant to the interests of Portfolio shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Portfolio (Class A shares) were higher than the median (4th quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Portfolio represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Portfolio.

The extent to which economies of scale would be realized as the Portfolio grows. The Board noted that the Fund's management fee does not contain breakpoints and determined that, at the present time and at current asset levels and management fee rates, fee breakpoints are not warranted. The Board continues to monitor the Fund's management fees and asset levels to determine if any breakpoints are appropriate.

The total operating expenses of the Portfolio, including relative to the Portfolio's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Portfolio (Class A shares) for the year ending December 31, 2004 were higher than the median (3rd quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Portfolio to experience a material increase in total expenses prior to the Board's next annual review of the Portfolio's contractual arrangements, and also serve to ensure that the Portfolio's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Portfolio and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Portfolio's performance (Class A shares) was in the 1st quartile, 1st quartile and 2nd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Portfolio has outperformed its benchmark in the one- and three-year periods ended June 30, 2005 and underperformed its benchmark in the five-year period ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Portfolio and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Portfolio. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Portfolio (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Portfolio's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Portfolio. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Portfolio's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Portfolio against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Portfolio shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Portfolio's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Portfolio's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

DWS International VIP

The Portfolio's Trustees approved the continuation of the Portfolio's current investment management agreement with DeIM in September 2005.

In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all of your Portfolio's Trustees — including the chair of the board — are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Portfolio since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Portfolio's Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Trustees note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Portfolio's current investment management agreement, the Board considered factors that it believes relevant to the interests of Portfolio shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Portfolio (Class A shares) were higher than the median (3rd quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Portfolio represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Portfolio.

The extent to which economies of scale would be realized as the Portfolio grows. In this regard, the Board noted that the Portfolio's investment management fee schedule includes fee breakpoints. The Board concluded that the Portfolio's fee schedule represents an appropriate sharing between Portfolio shareholders and DeIM of such economies of scale as may exist in the management of the Portfolio at current asset levels.

The total operating expenses of the Portfolio, including relative to the Portfolio's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Portfolio (Class A shares) for the year ending December 31, 2004 were higher than the median (4th quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Portfolio to experience a material increase in total expenses prior to the Board's next annual review of the Portfolio's contractual arrangements, and also serve to ensure that the Portfolio's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Portfolio and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Portfolio's performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe. The Board also observed that the Portfolio has outperformed its benchmark in the one-year period ended June 30, 2005 and underperformed its benchmark in the three- and five-year periods ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Portfolio and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Portfolio. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Portfolio (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Portfolio's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Portfolio. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Portfolio's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Portfolio against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Portfolio shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Portfolio's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Portfolio's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

DWS Health Care VIP

The Portfolio's Trustees approved the continuation of the Portfolio's current investment management agreement with DeIM in September 2005.

In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all of your Portfolio's Trustees — including the chair of the board —- are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Portfolio since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Portfolio's Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Trustees note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Portfolio's current investment management agreement, the Board considered factors that it believes relevant to the interests of Portfolio shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Portfolio (Class A shares) were lower than the median (2nd quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Portfolio represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Portfolio.

The extent to which economies of scale would be realized as the Portfolio grows. In this regard, the Board noted that the Portfolio's investment management fee schedule includes fee breakpoints. The Board concluded that the Portfolio's fee schedule represents an appropriate sharing between Portfolio shareholders and DeIM of such economies of scale as may exist in the management of the Portfolio at current asset levels.

The total operating expenses of the Portfolio, including relative to the Portfolio's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Portfolio (Class A shares) for the year ending December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Portfolio to experience a material increase in total expenses prior to the Board's next annual review of the Portfolio's contractual arrangements, and also serve to ensure that the Portfolio's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Portfolio and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one- and three-year periods ended June 30, 2005, the Portfolio's performance (Class A shares) was in the 2nd quartile and 1st quartile, respectively, of the applicable Lipper universe. The Board also observed that the Portfolio has outperformed its benchmark in the three-year period ended June 30, 2005 and underperformed its benchmark in the one-year period ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Portfolio and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Portfolio. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Portfolio (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Portfolio's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Portfolio. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Portfolio's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Portfolio against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Portfolio shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Portfolio's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Portfolio's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of December 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the fund may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization)	41
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	41
Keith R. Fox (1954) Trustee, 1996-present	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising)	41
Kenneth C. Froewiss (1945) Trustee 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, Scudder Global High Income Fund, Inc. (since 2001), Scudder Global Commodities Stock Fund, Inc. (since 2004), Scudder New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	46
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	41
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	41
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Vincent J. Esposito[4] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President[3], Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)
A. Thomas Smith[4] (1956) Chief Legal Officer, since 2005

Managing Director[3], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: One South Street, Baltimore, Maryland 21202

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

About the Series' Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

An investment in the Money Market VIP is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market VIP seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 778-1482

VS1-2 (2/06) 42920

ITEM 2.	CODE OF ETHICS.

As of the end of the period, December 31, 2005, DWS Variable Series I has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R. Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the Funds’ audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS VARIABLE SERIES I

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Series’ independent registered public accounting firm, billed to the Series during the Series’ last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Series.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Series’ Independent Registered Public Accounting Firm Billed to the Series

Fiscal Year Ended December 31,	Audit Fees Billed to Series	Audit-Related Fees Billed to Series	Tax Fees Billed to Series	All Other Fees Billed to Series
2005	$194,000	$225	$0	$0
2004	$233,000	$185	$35,700	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

Services that the Series’ Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Series (“Affiliated Fund Service Provider”), for engagements directly related to the Series’ operations and financial reporting, during the Series’ last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2005	$268,900	$197,605	$0
2004	$431,907	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Series’ last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Series’ operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Series’ last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Series (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Series) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2005	$0	$197,605	$104,635	$302,240
2004	$35,700	$0	$253,272	$288,972

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the Series.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Variable Series I

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Variable Series I

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 2, 2006